                                                                   EXHIBIT 10.35

                     STANDBY GESTATION FINANCING AGREEMENT


                                    between

                          NVR MORTGAGE FINANCE, INC.,
                                  as Borrower

                                      and

                            BANK ONE, TEXAS, N.A.,
                                  as Bank One

                                  $50,000,000

                                AUGUST 15, 1997

                               TABLE OF CONTENTS
                               -----------------


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                                                                            PAGE
SECTION 1  GENERAL TERMS.....................................................  1
     1.1   Loan Agreement Definitions........................................  1
     1.2   Certain Definitions...............................................  1
     1.3   Other Definitional Provisions.....................................  7

SECTION 2  AMOUNT AND TERMS OF CREDIT........................................  7
     2.1   Commitment........................................................  7
     2.2   Note..............................................................  8
     2.3   Manner of Requesting and Obtaining Borrowings.....................  8
     2.4   Mandatory Repayments..............................................  8
     2.5   Business Days.....................................................  8
     2.6   Payment Procedure.................................................  8
     2.7   Requirements of Law...............................................  8
     2.8   Interest.......................................................... 11

SECTION 3  COLLATERAL........................................................ 13
     3.1   Granting Clause................................................... 13
     3.2   Borrowing Requests................................................ 13
     3.3   Power of Attorney................................................. 14
     3.4   Disposition of Collateral......................................... 15
     3.5   Representations and Warranties Regarding Collateral............... 16
     3.6   Borrower Appointed Agent.......................................... 17
     3.7   Settlement Account................................................ 17

SECTION 4  CONDITIONS PRECEDENT.............................................. 17
     4.1   Initial Borrowing Request......................................... 17
     4.2   All Borrowing Requests............................................ 17

SECTION 5  BORROWER REPRESENTATIONS AND WARRANTIES........................... 18
     5.1   Authorization and Power........................................... 18
     5.2   No Conflicts or Consents.......................................... 18
     5.3   Enforceable Obligations........................................... 18
     5.4   Priority of Liens................................................. 18
     5.5   No Liens.......................................................... 18
     5.6   Full Disclosure................................................... 19
     5.7   Securities Acts and Securities Credit Transaction Regulations..... 19
     5.8   No Approvals Required............................................. 19
     5.9   Loan Agreement Representations and Warranties..................... 19
     5.10  Survival of Representations and Warranties........................ 19

SECTION 6  AFFIRMATIVE COVENANTS............................................. 19
     6.1   Financial Statements and Reports.................................. 19
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                                           STANDBY GESTATION FINANCING AGREEMENT

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     6.2    Further Assurances...............................................  20
     6.3    Reimbursement of Expenses........................................  20
     6.4    Appraisals.......................................................  20
     6.5    Right of Inspection..............................................  20
     6.6    Notice of Certain Events.........................................  21
     6.7    Performance of Certain Obligations...............................  21
     6.8    Use of Proceeds; Margin Stock....................................  21
     6.9    Notice of Default................................................  21
     6.10   Compliance with Loan Documents...................................  21
     6.11   Compliance with Loan Agreement...................................  21

SECTION 7   NEGATIVE COVENANTS...............................................  21
     7.1    Use of Proceeds..................................................  22
     7.2    Actions with Respect to Collateral...............................  22
     7.3    Loan Agreement Covenants.........................................  22

SECTION 8   EVENTS OF DEFAULT................................................  22
     8.1    Nature of Event..................................................  22
     8.2    Default Remedies.................................................  23

SECTION 9   CONCERNING BANK ONE..............................................  23
     9.1    Indemnification..................................................  23
     9.2    Limitation of Liability..........................................  24

SECTION 10  MISCELLANEOUS....................................................  24
     10.1   Notices..........................................................  24
     10.2   Amendments, Etc..................................................  25
     10.3   Invalidity.......................................................  25
     10.4   Survival of Agreements...........................................  25
     10.5   Renewal, Extension, or Rearrangement.............................  25
     10.6   Waivers..........................................................  25
     10.7   Cumulative Rights................................................  25
     10.9   Interest.........................................................  26
     10.10  Right of Offset..................................................  26
     10.11  Successors and Assigns; Confidentiality..........................  27
     10.12  Bank One Representations and Warranties..........................  27
     10.13  Consent to Jurisdiction..........................................  27
     10.14  Exhibits.........................................................  28
     10.15  Titles...........................................................  28
     10.16  Counterparts.....................................................  28
     10.17  Entire Agreement.................................................  28
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                                      225

                                           STANDBY GESTATION FINANCING AGREEMENT

                                     CCXXV

                                                                            Page
                                                                            ----
                                 EXHIBITS
                                 --------

          Exhibit A......... Promissory Note
          Exhibit B......... Borrowing Request
          Exhibit C......... Release of Lien
          Exhibit D......... Request for Release

                                     226

                                           STANDBY GESTATION FINANCING AGREEMENT

                    STANDBY GESTATION  FINANCING AGREEMENT
                    --------------------------------------

     THIS AGREEMENT (as the same may be amended, modified, or supplemented from time to time, the "agreement") is entered into as of August 15, 1997, between NVR MORTGAGE FINANCE, INC., a Virginia corporation ("BORROWER"), and Bank One, Texas, N. A. ("BANK ONE").

     Borrower and Bank One wish to set forth their agreement regarding requests from time to time by Borrower for certain credit and the terms and conditions relevant to such credit as Bank One may, in its sole discretion, extend pursuant to this agreement. The parties hereto hereby agree as follows:

     GENERAL TERMS.
     --------------

Loan Agreement Definitions.   CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED
--------------------------
IN THIS AGREEMENT HAVE THE MEANINGS SPECIFIED IN THE LOAN AGREEMENT, TOGETHER WITH SUCH CHANGES THERETO AS TO WHICH BANK ONE MAY CONSENT.

Certain Definitions.  AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS HAVE THE
-------------------
MEANINGS SPECIFIED:

     "ADJUSTED EURODOLLAR RATE" means, for any Eurodollar Borrowing Period, a rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) the Eurodollar Rate for such Eurodollar Borrowing Period by (b) a percentage equal to 1 minus the average Reserve Requirement for such Eurodollar Borrowing Period, where the average Reserve Requirement means the sum of Reserve Requirements in effect for each day in such Eurodollar Borrowing Period divided by the number of days in such Eurodollar Borrowing Period.

     "ADVANCE" means an advance by Bank One pursuant to SECTION 2.1.

     "AGENCY" means FNMA, FHLMC, or GNMA.

     "AGENCY COMMITMENT" means a binding and enforceable agreement on the part of (a) FNMA or FHLMC to issue Mortgage-Backed Securities in exchange for Mortgage Loans or (b) GNMA to guarantee Mortgage-Backed Securities to be issued by Borrower. Agency Commitment includes the FNMA Guide, the FHLMC Guide, or the GNMA Guide, as applicable, pursuant to which such Agency Commitment was issued.

     "AGENCY CUSTODIAN" means Bank One, First Chicago National Processing Corporation, or such other Person as to whom Bank One may consent, in its capacity as document custodian on behalf of an Agency and bailee on behalf of that Agency.

     "AGENCY FORMS" means forms promulgated by an Agency for use in connection with the delivery of Mortgage Loans and the issuance or guaranty of a Mortgage-Backed Security pursuant to an Agency Commitment.

     "ALLOCATED" has the meaning specified in SECTION 3.2.

     "AVERAGE ADVANCES" for a particular Computation Period means the amount equal to (a) the sum of the outstanding Advances of each Type for each day in such Computation Period divided by (b) the number of days in such Computation Period.

     "AVERAGE BORROWING BASE" for a particular Computation Period means the amount equal to (a) the sum of the Borrowing Base for each day in such Computation Period divided by (b) the number of days in such Computation Period.

     "AVERAGE EURODOLLAR RATE ADVANCES" means, for a particular Computation Period, the amount equal to (a) the sum of the outstanding Eurodollar Rate Advances for each day in such Computation Period divided by (b) the number of days in such Computation Period.

     "AVERAGE FEDERAL FUNDS RATE" means, for a particular Computation Period, the per annum rate of interest equal to (a) the sum of the Federal Funds Rate for each day during such Computation Period divided by (b) the number of days in such Computation Period.

     "AVERAGE MBS COLLATERAL VALUE" for a particular Computation Period means the amount equal to (a) the sum of the Collateral Value attributable to Eligible Mortgage-Backed Securities for each day in such Computation Period divided by
(b) the number of days in such Computation Period.

     "AVERAGE MBS RATE ADVANCES" means, for a particular Computation Period, the amount equal to (a) the sum of the outstanding MBS Rate Advances for each day in such Computation Period divided by (b) the number of days in such Computation Period.

     "BANK ONE" has the meaning specified in the preamble of this agreement.

     "BORROWER" has the meaning specified in the preamble of this agreement.

     "BORROWING" means a borrowing consisting of an Advance by Bank One.

     "BORROWING BASE" as of any time of determination means the aggregate Collateral Value of all Eligible Mortgage-Backed Securities.

     "BORROWING REQUEST" means a request, in the form of EXHIBIT B, for a Borrowing pursuant to SECTION 2.

     "BUSINESS DAY" means any day other than Saturdays, Sundays, and other day commercial banks are authorized or required by law to close in the State of Texas.

     "COLLATERAL" means all right, title, and interest of Borrower in and to each of the following items or types of property, whether now owned or hereafter acquired, wherever located, however arising or created, and whether now existing or hereafter arising, existing, or created:

          (a) Any Pledged Mortgage Loan; (b) any Instrument delivered by or on behalf of Borrower to Bank One or which Borrower has agreed to deliver or cause to be delivered to Bank One pursuant to this agreement, including the Mortgage Notes which evidence the Pledged Mortgage Loans; (c) as any of the following may relate to Pledged Mortgage Loans, all General Intangibles, Principal Mortgage Documents, and Other Documents (including, without limitation, any Required Mortgage Documents; (d) any Pledged Agency Commitment; (e) any Pledged Take-Out Commitment; (f) the Settlement Account and all sums on deposit therein; (g) all chattel paper, certificated securities, or uncertificated securities which constitute Proceeds of any item of Collateral, and the right to the payment of monies and non-cash distributions on account thereof; (h) as any of the following may relate to Pledged Mortgage Loans, any contract rights, accounts, rights to payment, claims and causes of action for breach; and (i) all Proceeds of any of the foregoing, including, without limitation, any Mortgage-Backed Security issued in exchange for or to represent an undivided interest in any Pledged Mortgage Loan.

     "COLLATERAL VALUE" means (a) with respect to a pool of Eligible Mortgage Loans, an amount equal to 99% of the Take-Out Price for such pool of Eligible Mortgage Loans; and (b) with respect to an Eligible Mortgage-Backed Security, an amount equal to 99% of the Take-Out Price for such Eligible Mortgage-Backed Security. Any item of Collateral which ceases to be or is not an Eligible Mortgage Loan or an Eligible Mortgage-Backed Security shall have a Collateral Value of zero.

     "COMPUTATION PERIOD" means a calendar month during the term of this agreement, or if applicable for the month which includes the date of actual execution and delivery of this agreement and the month which includes the Termination Date, the period during such month when one or more Advances is outstanding.

     "DEFAULT" means any condition or event which, with the giving of notice or lapse of time or both and unless cured or waived, would constitute an Event of Default.

     "ELIGIBLE MORTGAGE-BACKED SECURITY" means a Mortgage-Backed Security (a) in which Bank One has a perfected first priority security interest to secure the Obligations, (b) which constitutes Proceeds of Pledged Mortgage Loans and which satisfies all requirements for purchase under the Pledged Take-Out Commitment to which it has been Allocated, (c) which has not been owned by Borrower for more than five Business Days, (d) with respect to which the Investor under the Pledged Take-Out Commitment to which such Mortgage-Backed Security has been Allocated is not in default of its obligations under such Pledged Take-Out Commitment, and (e) with respect to which such Pledged Take-Out Commitment is not subject to any Lien other than a Permitted Lien.

     "ELIGIBLE MORTGAGE LOAN" means a Pledged Mortgage Loan (a) in which Bank One has a perfected first priority security interest to secure the Obligations,
(b) which has not been included in the Collateral for more than 30 days, (c) which satisfies all requirements for delivery under the Pledged Agency Commitment to which it has been Allocated; (d) which is a part of a pool with respect to which the Agency Custodian has notified Bank One that such pool has been certified (or initially certified) to the Agency obligated under such Pledged Agency Commitment, and (e) with respect to which such Pledged Agency Commitment is not subject to any Lien other than a Permitted Lien.

     "EURODOLLAR BORROWING PERIOD" means a period commencing, in the case of the first Eurodollar Borrowing Period applicable to a Eurodollar Rate Advance, on the date of the making of, or conversion into, such Advance, and, in the case of each subsequent, successive Eurodollar Borrowing Period applicable thereto, on the last day of the immediately preceding Eurodollar Borrowing Period, and ending, depending on the Type of Advance, on the same day in the first, second, or third calendar month thereafter, except that (a) any Eurodollar Borrowing Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Eurodollar Borrowing Period shall end on the next preceding Eurodollar Business Day and (b) any Eurodollar Borrowing Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Eurodollar Borrowing Period ends) shall end on the last Eurodollar Business Day of a calendar month.

     "EURODOLLAR BUSINESS DAY" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

     "EURODOLLAR LENDING OFFICE" with respect to a Lender means the office of such Lender set forth on SCHEDULE 1.1(A) of this agreement or such other office of such Lender as it may identify in writing to Agent and Borrower.

     "EURODOLLAR RATE" means, for any Eurodollar Borrowing Period, the rate per annum (rounded upward, if necessary, to the next higher of 1/16 of 1%) determined by Bank One as the rate per annum reported by the Knight Ridder system, for London interbank market deposits in Dollars in amounts comparable to the aggregate amount of Eurodollar Rate Advances to which such Eurodollar Borrowing Period applies, for a period equal to such Eurodollar Borrowing Period, at 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Eurodollar Borrowing Period, or, if such rate is not so reported, such rate as reported by any other internationally recognized reporting service selected by Bank One or, if no such other service is available, such rate as determined by Bank One based on rate information furnished to it by two or more banks selected by it which participate in the market for such deposits.

     "EURODOLLAR RATE ADVANCE" means any Advance the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

     "EVENT OF DEFAULT" has the meaning specified in SECTION 8.1.

     "EXCESS ADVANCES" for a particular Computation Period means the amount equal to (a) the Average Advances for such Computation Period minus the MBS Advances for such Computation Period.

     "FEDERAL FUNDS RATE" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York and distributed by the Knight Ridder system, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received from three Federal funds brokers of recognized standing selected by Bank One.

     "GENERAL INTANGIBLE" has the meaning given to such term in Article 9 of the UCC.

     "INSTRUMENT" has the meaning given to such term in Article 9 of the UCC.

      "LOAN AGREEMENT" means the Second Amended and Restated Loan Agreement dated as of June 13, 1996, between Borrower, Bank One as Agent, and the Persons party thereto as Lenders, as in effect on August 15, 1997, and without regard to whether such agreement has terminated.

     "LOAN AGREEMENT BAILEE LETTER" means a "bailee letter and trust receipt" under the Loan Agreement.

     "LOAN AGREEMENT EVENT OF DEFAULT" means an "event of default" as defined in the Loan Agreement.

     "LOAN DOCUMENT" means any and "LOAN DOCUMENTS" means the collective reference to each of this agreement, the Note, the Security Instruments, and any and all other agreements or instruments now or hereafter executed and delivered by or on behalf of Borrower in connection with, or as security for the payment or performance of any or all of the Obligations, as any of such documents may be renewed, amended or supplemented from time to time. Notwithstanding anything to the contrary in the Loan Agreement, the Loan Agreement is not a Loan Document.

     "MATERIAL ADVERSE EFFECT" means any material adverse effect on (a) the validity or enforceability of this agreement, the Note or any other Loan Document, (b) the business, operations, total Property or financial condition of Borrower, (c) the collateral under any Security Instrument, (d) the enforceability or priority of the Lien in favor of Bank One on the collateral under any Security Management, or (e) the ability of Borrower timely to perform the Obligations.

     "MAXIMUM CREDIT AMOUNT" means $50,000,000.

     "MAXIMUM RATE" has the meaning specified in SECTION 10.9.

     "MBS" means Mortgage-Backed Security.

     "MBS ADVANCES" for a particular Computation Period means the amount equal to (a) the product of the MBS Factor for such Computation Period times (b) the lesser of (i) the Average Advances for such Computation Period and (ii) the Average Borrowing Base for such Computation Period.

     "MBS FACTOR" for a particular Computation Period means the amount equal to the ratio of (a) the Average MBS Collateral Value for such Computation Period to
(b) Average Borrowing Base for such Computation Period.

     "MBS RATE" for a particular Computation Period means the per annum rate of interest equal to the sum of (a) the Average Federal Funds Rate for such Computation Period and (b) 0.35%.

     "MORTGAGE" means a mortgage or deed of trust which grants or purports to grant, as security for a Mortgage Loan, a Lien on real property.

     "MORTGAGE LOAN" means a loan which is secured by a Mortgage.

     "MORTGAGE NOTE" means a promissory note which evidences a Mortgage Loan.

     "NOTE" means the Promissory Note delivered by Borrower to Bank One pursuant to SECTION 2.2 in the form attached hereto as EXHIBIT A and all renewals, extensions, modifications, and rearrangements thereof.

     "OBLIGATIONS" means all present and future indebtedness, obligations, and liabilities of Borrower to Bank One, and all renewals, rearrangements and extensions thereof, or any part thereof, arising pursuant to this agreement or any other Loan Document, and all interest accrued thereon, and reasonable attorneys' fees and other reasonable costs incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several.

     "PERMITTED LIENS" means (a) Liens on the Collateral which secure payment of the Obligations, (b) tax and other Liens permitted under SECTION 6.2 of the Loan Agreement, (c) Liens to secure obligations of Borrower in respect of workers compensation and other labor laws, and (d) financing statements of record which name Bank One as the Agent under the Loan Agreement as "secured party."

     "PLEDGED AGENCY COMMITMENT" means an Agency Commitment identified on a Borrowing Request as an Agency Commitment in which Borrower is granting Bank One a security interest to secure the Obligations.

     "PLEDGED MORTGAGE LOAN" means a Mortgage Loan identified on a Borrowing Request as a Mortgage Loan in which Borrower is granting Bank One a security interest to secure the Obligations.

     "PLEDGED TAKE-OUT COMMITMENT" means a Take-Out Commitment identified on a Borrowing Request as a Take-Out Commitment in which Borrower is granting Bank One a security interest to secure the Obligations.

     "PROCEEDS" means all "proceeds" as such terms is defined in Section 9.306(a) of the UCC, and, in any event, shall include all interest or other income received by Borrower in respect of any item of Collateral.

     "RELEASE OF LIEN" means a release of lien in the form of EXHIBIT C.

     "REQUESTED BORROWING DATE" means the date on which an Advance in respect of a Borrowing is to be made, as identified by Borrower in the relevant Borrowing Request.

     "REQUIRED MORTGAGE DOCUMENTS" means, with respect to a Pledged Mortgage Loan, any Mortgage Documents not then in the possession of Bank One which must be certified to the Agency under the Agency Commitment to which such Pledged Mortgage Loan has been Allocated.

     "SCHEDULED TERMINATION DATE" means August 1, 1998.

     "SECURITY INSTRUMENTS" means (a) this agreement and (b) such other executed documents as are or may be necessary to grant to Bank One a perfected first, prior and continuing security interest in and to the Collateral, and any and all other agreements or instruments now or hereafter executed and delivered by or on behalf of Borrower in connection with, or as security for the payment or performance of, all or any of the Obligations, including Borrower's obligations under the Note and this agreement, as such documents may be amended, modified, or supplemented from time to time.

     "SETTLEMENT ACCOUNT" means the non-interest bearing demand deposit account (Account Number 0100139187) established by Borrower with Bank One to be used for
(a) the deposit of the proceeds from the sale of Mortgage-Backed Securities, (b) disbursements on behalf of Borrower in accordance with SECTION 3.7, and (c) the payment of the Obligations.

     "TAKE-OUT PRICE" means:

          (a) With respect to a pool of Eligible Mortgage Loans which has been Allocated to an Agency Commitment, the Take-Out Price of the Mortgage-Backed Security to be issued or guaranteed pursuant to such Agency Commitment; and

          (b) with respect to an Eligible Mortgage-Backed Security, the price for such Eligible Mortgage-Backed Security under the Take-Out Commitment to which such Eligible Mortgage-Backed Security has been Allocated.

     "TERMINATION DATE" means the Scheduled Termination Date or the date, if any, on which the maturity of the Obligations is accelerated pursuant to SECTION 8.2.

Other Definitional Provisions.
-----------------------------

          UNLESS OTHERWISE SPECIFIED THEREIN, ALL TERMS DEFINED IN THIS AGREEMENT HAVE THE ABOVE-DEFINED MEANINGS WHEN USED IN THE NOTE OR ANY OTHER LOAN DOCUMENT, CERTIFICATE, REPORT, OR OTHER DOCUMENT MADE OR DELIVERED PURSUANT HERETO.

          EACH TERM DEFINED IN THE SINGULAR FORM IN THE LOAN AGREEMENT OR
Section 1.2 SHALL MEAN THE PLURAL THEREOF WHEN THE PLURAL FORM OF SUCH TERM IS USED IN THIS AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT, CERTIFICATE, REPORT, OR OTHER DOCUMENT MADE OR DELIVERED PURSUANT HERETO, AND EACH TERM DEFINED IN THE PLURAL FORM IN THE LOAN AGREEMENT OR Section 1.2 SHALL MEAN THE SINGULAR THEREOF WHEN THE SINGULAR FORM OF SUCH TERM IS USED HEREIN OR THEREIN.

          THE WORDS "HEREOF," "HEREIN," "HEREUNDER," AND SIMILAR TERMS WHEN USED IN THIS AGREEMENT SHALL REFER TO THIS AGREEMENT AS A WHOLE AND NOT TO ANY PARTICULAR PROVISION OF THIS AGREEMENT, AND SECTION, SCHEDULE AND EXHIBIT REFERENCES HEREIN ARE REFERENCES TO SECTIONS, SCHEDULES AND EXHIBITS TO THIS AGREEMENT UNLESS OTHERWISE SPECIFIED.

          AS USED HEREIN, IN THE NOTE OR IN ANY OTHER LOAN DOCUMENT, CERTIFICATE, REPORT, OR OTHER DOCUMENT MADE OR DELIVERED PURSUANT HERETO, ACCOUNTING TERMS RELATING TO ANY PERSON AND NOT SPECIFICALLY DEFINED IN THIS AGREEMENT OR THEREIN SHALL HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM UNDER GAAP.

            UNLESS OTHERWISE SPECIFIED HEREIN, ALL TIMES SET FORTH HEREIN ARE DALLAS, TEXAS TIME.

            UNLESS OTHERWISE SPECIFIED HEREIN, ALL SECTION REFERENCES ARE TO SECTIONS IN THIS AGREEMENT.

       AMOUNT AND TERMS OF CREDIT
       --------------------------

Commitment.  SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THIS AGREEMENT,
----------
BANK ONE AGREES TO MAKE ADVANCES TO OR FOR THE ACCOUNT OF BORROWER ON A REVOLVING CREDIT BASIS FROM TIME TO TIME ON ANY BUSINESS DAY FROM THE DATE OF THIS AGREEMENT THROUGH THE EARLIER TO OCCUR OF TERMINATION DATE AND THE BUSINESS DAY PRECEDING THE SCHEDULED TERMINATION DATE IN AN AMOUNT NOT TO EXCEED AT ANY ONE TIME OUTSTANDING THE MAXIMUM CREDIT AMOUNT. EACH BORROWING FUNDED SHALL BE IN AN AGGREGATE AMOUNT OF NOT LESS THAN $100,000 AND SHALL CONSIST OF AN ADVANCE MADE ON THE REQUESTED BORROWING DATE BY BANK ONE; PROVIDED, THAT THE AGGREGATE AMOUNT OF ADVANCES AT ANY TIME OUTSTANDING SHALL NOT EXCEED THE LESSER OF (I) THE MAXIMUM CREDIT AMOUNT AND (II) THE BORROWING BASE. SUBJECT TO THE OTHER TERMS AND CONDITIONS HEREOF, BORROWER MAY BORROW, REPAY (WHETHER PURSUANT TO
Section 2.4, Section 3.4, OR OTHERWISE), AND REBORROW UNDER THIS SECTION.

Note.  THE ADVANCES MADE BY BANK ONE PURSUANT TO Section 2.1 SHALL BE EVIDENCED
----
BY A NOTE PAYABLE TO BANK ONE IN THE PRINCIPAL AMOUNT OF THE MAXIMUM CREDIT AMOUNT. THE NOTE SHALL BE PAYABLE AND BEAR INTEREST AS SET FORTH IN Sections 2.4, 2.8, AND 10.9.

Manner of Requesting and Obtaining Borrowings.  BORROWER SHALL REQUEST EACH
---------------------------------------------
BORROWING BY DELIVERING A BORROWING REQUEST TO BANK ONE IN ACCORDANCE WITH THE PROVISIONS OF Section 4.2. NOT LATER THAN 1:00 P.M. ON THE REQUESTED BORROWING DATE SPECIFIED IN THE BORROWING NOTICE, AND SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, BANK ONE SHALL INITIATE THE ADVANCE IN RESPECT OF SUCH BORROWING IN ACCORDANCE WITH THE DEPOSIT OR WIRE INSTRUCTIONS OF BORROWER SET FORTH IN SUCH BORROWING REQUEST.

Mandatory Repayments.  BORROWER SHALL REPAY ALL OUTSTANDING ADVANCES ON THE
--------------------
TERMINATION DATE. IF AT ANY TIME THE AGGREGATE AMOUNT OF ADVANCES OUTSTANDING EXCEEDS EITHER THE MAXIMUM CREDIT AMOUNT OR THE BORROWING BASE, BORROWER, UPON THE DEMAND OF BANK ONE, SHALL REPAY SO MUCH OF THE OUTSTANDING ADVANCES AS MAY BE NECESSARY TO ELIMINATE SUCH EXCESS.

Business Days.  IF THE SCHEDULED DATE FOR ANY PAYMENT HEREUNDER FALLS ON A DAY
-------------
WHICH IS NOT A BUSINESS DAY, THEN FOR ALL PURPOSES OF THE NOTE AND THIS AGREEMENT THE SAME SHALL BE DEEMED TO HAVE FALLEN ON THE NEXT FOLLOWING BUSINESS DAY, AND, EXCEPT FOR SUCH PAYMENTS AS TO WHICH INTEREST HAD CEASED TO ACCRUE PRIOR TO THE SCHEDULED DATE FOR PAYMENT, SUCH EXTENSION OF TIME SHALL BE INCLUDED IN THE COMPUTATION OF PAYMENTS OF INTEREST.

Payment Procedure.  ALL PAYMENTS OF THE PRINCIPAL OF AND INTEREST UPON THE NOTE
-----------------
SHALL BE MADE BY BORROWER TO BANK ONE BEFORE 2:00 P.M. ON THE RESPECTIVE DATES WHEN DUE IN FEDERAL OR OTHER IMMEDIATELY AVAILABLE FUNDS AT BANK ONE'S ADDRESS SET FORTH IN Section 10.1. PAYMENTS RECEIVED ON ANY DAY WHICH IS NOT A BUSINESS DAY AND PAYMENTS RECEIVED AFTER 2:00 P.M. ON ANY BUSINESS DAY SHALL BE TREATED FOR ALL PURPOSES AS HAVING BEEN RECEIVED ON THE BUSINESS DAY NEXT FOLLOWING RECEIPT OF SUCH PAYMENT. IF NO EVENT OF DEFAULT EXISTS OR WOULD RESULT THEREFROM, PAYMENTS IN RESPECT OF THE OBLIGATIONS SHALL BE APPLIED TO SPECIFIC TYPES OF OBLIGATIONS (E.G., FEES, EXPENSES, PRINCIPAL AND INTEREST) AS BORROWER DIRECTS. AT ANY TIME WHEN AN EVENT OF DEFAULT EXISTS OR WOULD RESULT FROM FOLLOWING THE PAYMENT DIRECTIONS OF BORROWER, PAYMENTS IN RESPECT OF THE OBLIGATIONS SHALL BE APPLIED TO SPECIFIC TYPES OF OBLIGATIONS IN SUCH ORDER AS BANK ONE MAY ELECT.

Requirements of Law.
-------------------

          IN THE EVENT THAT THE ADOPTION OF ANY NEW REQUIREMENT OF LAW OR ANY CHANGE IN ANY EXISTING REQUIREMENT OF LAW (OTHER THAN ANY CHANGE IN THE ARTICLES OF INCORPORATION, BYLAWS OR OTHER ORGANIZATIONAL OR GOVERNING DOCUMENTS OF BANK
ONE) OR IN THE INTERPRETATION OR APPLICATION THEREOF OR COMPLIANCE BY BANK ONE WITH ANY REQUEST OR DIRECTIVE (WHETHER OR NOT HAVING THE FORCE OF LAW) FROM ANY CENTRAL BANK OR OTHER GOVERNMENTAL AUTHORITY ISSUED AFTER THE DATE OF THIS
AGREEMENT:

                    Shall subject Bank One to any tax of any kind whatsoever with respect to this agreement, the Note or any Advance made by it, or change the basis of taxation of payments to Bank One of principal, facility fee, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of Bank One and changes in the computation of the overall net income of Bank One that do not specifically involve payments to Bank One under this agreement, the Note, or any Advance, even though such changes have the effect of increasing the effective rate of tax imposed on income of Bank One);

                    shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, commitments, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Bank One which are not otherwise included in the determination of any interest rate under the Note; or

                    shall impose on Bank One any other condition;

     and the result of any of the foregoing is to increase the cost to Bank One, by any amount which Bank One deems to be material, of making, renewing or maintaining this agreement or any Advances or to reduce any amount receivable hereunder, in each case, in respect of its Advances, then, Borrower shall promptly pay Bank One, upon its written demand setting forth the basis for such demand, any additional amounts necessary to compensate Bank One for such additional cost or reduced amount receivable. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Bank One to Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this agreement and payment of the Note.

          IN THE EVENT THAT BANK ONE SHALL HAVE DETERMINED THAT THE ADOPTION OF ANY NEW LAW, RULE, REGULATION OR GUIDELINE REGARDING CAPITAL ADEQUACY, OR ANY CHANGE THEREIN OR IN THE INTERPRETATION OR APPLICATION THEREOF OR COMPLIANCE BY BANK ONE OR ANY CORPORATION CONTROLLING IT WITH ANY REQUEST OR DIRECTIVE REGARDING CAPITAL ADEQUACY (WHETHER OR NOT HAVING THE FORCE OF LAW) FROM ANY CENTRAL BANK OR GOVERNMENTAL AUTHORITY ISSUED AFTER MARCH 15, 1996, INCLUDING, WITHOUT LIMITATION, THE ISSUANCE OF ANY FINAL RULE, REGULATION OR GUIDELINE, DOES OR SHALL HAVE THE EFFECT OF REDUCING THE RATE OF RETURN ON BANK ONE'S OR SUCH CORPORATION'S CAPITAL AS A CONSEQUENCE OF ITS OBLIGATIONS HEREUNDER TO A LEVEL BELOW THAT WHICH BANK ONE OR SUCH CORPORATION COULD HAVE ACHIEVED BUT FOR SUCH ADOPTION, CHANGE OR COMPLIANCE (TAKING INTO CONSIDERATION BANK ONE'S OR SUCH CORPORATION'S POLICIES WITH RESPECT TO CAPITAL ADEQUACY) BY AN AMOUNT DEEMED BY BANK ONE TO BE MATERIAL, THEN BORROWER SHALL PROMPTLY PAY BANK ONE, UPON ITS WRITTEN DEMAND SETTING FORTH THE BASIS FOR SUCH DEMAND, ANY ADDITIONAL AMOUNTS NECESSARY TO COMPENSATE BANK ONE OR SUCH CORPORATION FOR SUCH REDUCED RATE OF RETURN. A CERTIFICATE AS TO ANY ADDITIONAL AMOUNTS PAYABLE PURSUANT TO THE FOREGOING SENTENCE SUBMITTED BY BANK ONE TO BORROWER SHALL BE CONCLUSIVE IN THE ABSENCE OF MANIFEST ERROR. THIS COVENANT SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND PAYMENT OF THE NOTE.

          Mandatory Suspensions and Conversions of Eurodollar Rate Advances.
          -----------------------------------------------------------------
BANK ONE'S OBLIGATIONS TO MAKE OR CONTINUE OR CONVERT ADVANCES INTO EURODOLLAR RATE ADVANCES OF ANY TYPE SHALL BE SUSPENDED, ALL BANK ONE'S OUTSTANDING ADVANCES OF THAT TYPE SHALL BE CONVERTED ON THE LAST DAY OF THEIR APPLICABLE EURODOLLAR BORROWING PERIODS (OR, IF EARLIER, IN THE CASE OF CLAUSE (III) BELOW, ON THE LAST DAY BANK ONE MAY LAWFULLY CONTINUE TO MAINTAIN ADVANCES OF THAT
TYPE) INTO, AND ALL PENDING REQUESTS FOR THE MAKING OR CONTINUATION OF OR CONVERSION INTO ADVANCES OF SUCH TYPE BY BANK ONE SHALL BE DEEMED REQUESTS FOR, MBS RATE ADVANCES, IF:

                    on or prior to the determination of an interest rate for a Eurodollar Rate Advance of that Type for any Eurodollar Borrowing Period, Bank One determines that appropriate information is not available to it for purposes of determining the Adjusted Eurodollar Rate for such Eurodollar Borrowing Period;

                    on or prior to the first day of any Eurodollar Borrowing Period for a Eurodollar Rate Advance of that Type, Bank One determines that the Adjusted Eurodollar Rate as determined by Bank One for such Eurodollar Borrowing Period would not accurately reflect the cost to Bank One of making, continuing, or converting Advances into, a Eurodollar Rate Advance of such Type for such Eurodollar Borrowing Period; or

                    at any time Bank One determines that any new Requirement of Law or any change in any Requirement of Law existing on the Agreement Date (other than any change in the articles of incorporation, by-laws or other organizational or governing documents of Bank One) or in the interpretation or application thereof or compliance by Bank One with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority issued after the Agreement Date makes it unlawful or impossible for Bank One to make, continue, or convert an Advance into, any Type of Eurodollar Rate Advance, or to comply with its obligations hereunder in respect thereof.

     If, as a result of this section, any Advance of Bank One that would otherwise be made or maintained as or converted into a Eurodollar Rate Advance of any Type for any Eurodollar Borrowing Period is instead made or maintained as or converted into a MBS Rate Advance, then, such Advance shall be treated as being a Eurodollar Rate Advance of such Type for such Eurodollar Borrowing Period for all purposes of this agreement except for the calculation of the interest rate borne by such Advance. Bank One shall promptly notify Borrower of the existence or occurrence of any condition or circumstance specified in clause
(i), (ii), or (iii) above, applicable to Bank One's Advances, but the failure by Bank One to give any such notice shall not affect Bank One's rights hereunder.

          Funding Losses.  BORROWER SHALL PAY TO BANK ONE, UPON REQUEST, SUCH
          --------------
AMOUNT OR AMOUNTS AS BANK ONE REASONABLY DETERMINES ARE NECESSARY TO COMPENSATE IT FOR ANY FUNDING LOSS, COST OR EXPENSE INCURRED BY IT AS A RESULT OF (I) ANY PAYMENT, PREPAYMENT OR CONVERSION OF A EURODOLLAR RATE ADVANCE ON A DATE OTHER THAN THE LAST DAY OF THE EURODOLLAR BORROWING PERIOD FOR SUCH EURODOLLAR RATE ADVANCE OR (II) A EURODOLLAR RATE ADVANCE FOR ANY REASON NOT BEING MADE OR CONVERTED, OR ANY PAYMENT OF PRINCIPAL THEREOF OR INTEREST THEREON NOT BEING MADE, ON

THE DATE THEREFOR DETERMINED IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THIS AGREEMENT. AT THE ELECTION OF BANK ONE, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUT WITHOUT DUPLICATION, SUCH COMPENSATION ON ACCOUNT OF LOSSES MAY INCLUDE AN AMOUNT EQUAL TO THE EXCESS OF (X) THE INTEREST THAT WOULD HAVE BEEN RECEIVED FROM BORROWER UNDER THIS AGREEMENT ON ANY AMOUNTS TO BE REEMPLOYED DURING AN EURODOLLAR BORROWING PERIOD OR ITS REMAINING PORTION OVER
(Y) THE INTEREST COMPONENT OF THE RETURN THAT BANK ONE REASONABLY DETERMINES IT COULD HAVE OBTAINED HAD IT PLACED SUCH AMOUNT ON DEPOSIT IN THE INTERBANK DOLLAR MARKET SELECTED BY IT FOR A PERIOD EQUAL TO SUCH EURODOLLAR BORROWING PERIOD OR ITS REMAINING PORTION.

          Payment of Additional Amounts.  ANY ADDITIONAL AMOUNTS PAYABLE
          -----------------------------
PURSUANT TO THIS SECTION SHALL BE PAYABLE, IN THE CASE OF THOSE APPLICABLE TO PRIOR PERIODS, WITHIN 15 DAYS AFTER REQUEST BY BANK ONE FOR SUCH PAYMENT AND, IN THE CASE OF THOSE APPLICABLE TO FUTURE PERIODS, ON THE DATES SPECIFIED, OR DETERMINED IN ACCORDANCE WITH A METHOD SPECIFIED, BY BANK ONE.

          Certain Determinations; Notice.  IN MAKING THE DETERMINATIONS
          ------------------------------
CONTEMPLATED BY clauses (a), (b), (c), AND (d) ABOVE, BANK ONE MAY MAKE SUCH ESTIMATES, ASSUMPTIONS, ALLOCATIONS AND THE LIKE THAT BANK ONE IN GOOD FAITH DETERMINES TO BE APPROPRIATE, AND BANK ONE'S SELECTION THEREOF IN ACCORDANCE WITH THIS SECTION, AND THE DETERMINATIONS MADE BY BANK ONE ON THE BASIS THEREOF, SHALL BE FINAL, BINDING AND CONCLUSIVE UPON BORROWER, EXCEPT, IN THE CASE OF SUCH DETERMINATIONS, FOR MANIFEST ERRORS IN COMPUTATION OR TRANSMISSION. BANK ONE SHALL FURNISH TO BORROWER A CERTIFICATE OUTLINING IN REASONABLE DETAIL THE COMPUTATION OF ANY AMOUNTS CLAIMED BY IT UNDER clauses (a), (b), (c), AND (d) ABOVE AND THE ASSUMPTIONS UNDERLYING SUCH COMPUTATIONS. BANK ONE WILL PROMPTLY NOTIFY BORROWER OF ANY DETERMINATION MADE BY IT REFERRED TO IN clauses (a), (b),
(c), AND (d) ABOVE, BUT THE FAILURE TO GIVE SUCH NOTICE SHALL NOT AFFECT BANK ONE'S RIGHT TO COMPENSATION.

          Change of Eurodollar Lending Office, etc.   IF AN EVENT OCCURS WITH
          -----------------------------------------
RESPECT TO BANK ONE THAT ENTITLES BANK ONE TO MAKE A CLAIM UNDER clause (a) OR
(b), OR WHICH MAKES OPERABLE THE PROVISIONS OF clause (c)(iii), BANK ONE SHALL, IF REQUESTED BY BORROWER, USE REASONABLE EFFORTS TO TAKE ANY REASONABLE ACTION (INCLUDING THE DESIGNATION OF A NEW EURODOLLAR LENDING OFFICE) TO REDUCE THE AMOUNT BANK ONE IS SO ENTITLED TO CLAIM OR REDUCE SUCH OPERABILITY; PROVIDED, THAT NO BANK ONE SHALL BE OBLIGATED TO TAKE ANY ACTION UNDER THIS SECTION IF SUCH ACTION, IN THE SOLE AND ABSOLUTE JUDGMENT OF BANK ONE WOULD BE OTHERWISE THAN IMMATERIALLY DISADVANTAGEOUS TO BANK ONE OR IN ANY MANNER CONTRARY TO BANK ONE'S POLICIES. EXCEPT IN THE CASE OF A CHANGE IN EURODOLLAR LENDING OFFICE MADE AT THE REQUEST OF BORROWER, THE DESIGNATION OF A NEW EURODOLLAR LENDING OFFICE BY BANK ONE SHALL NOT OBLIGATE BORROWER TO PAY ANY AMOUNT TO BANK ONE UNDER clauses (a), (b), OR (c) IF SUCH CLAIM OR THE OPERABILITY OF SUCH CLAUSE RESULTS SOLELY FROM SUCH DESIGNATION AND NOT FROM A CHANGE IN ANY REQUIREMENT OF LAW AFTER THE DATE OF THIS AGREEMENT.

Interest.
--------

          In General.  INTEREST ON THE ADVANCES FROM TIME TO TIME OUTSTANDING
          ----------
SHALL ACCRUE DURING EACH COMPUTATION PERIOD AND SHALL BE PAYABLE ON THE EARLIER OF THE FIFTEENTH DAY OF THE FOLLOWING COMPUTATION PERIOD AND THE TERMINATION DATE. AS SOON AS PRACTICABLE AFTER THE END OF EACH COMPUTATION PERIOD, AND IN ANY EVENT NO LATER THAN FOURTEENTH DAY OF THE FOLLOWING COMPUTATION PERIOD, BANK ONE SHALL GIVE BORROWER WRITTEN NOTICE OF THE INTEREST DUE FOR SUCH COMPUTATION PERIOD.

          MBS Advances.  THE MBS ADVANCES FOR EACH COMPUTATION PERIOD SHALL BEAR
          ------------
INTEREST AT THE PER ANNUM RATE OF INTEREST EQUAL TO THE LESSER OF (I) THE APPLICABLE MBS RATE FOR SUCH COMPUTATION PERIOD AND (II) THE MAXIMUM RATE.

          Excess Advances; Overdue Amounts.  THE EXCESS ADVANCES FOR EACH
          --------------------------------
COMPUTATION PERIOD SHALL BEAR INTEREST AT THE PER ANNUM RATE OF INTEREST EQUAL TO THE LESSER OF (I) THE SUM OF 4.00% AND THE BASE RATE AND (II) THE MAXIMUM RATE. OVERDUE PRINCIPAL, INTEREST AND OTHER AMOUNTS SHALL BEAR INTEREST FOR EACH DAY SUCH AMOUNTS ARE OVERDUE AT THE PER ANNUM RATE OF INTEREST EQUAL TO THE LESSER OF (I) THE SUM OF 4.00% AND THE BASE RATE AND (II) THE MAXIMUM RATE; ALL SUCH INTEREST SHALL BE PAYABLE UPON DEMAND.

          360 Day Year; Maximum Rate.  FOR PURPOSES OF CALCULATING ANY INTEREST
          --------------------------
RATE WHICH IS BASED ON THE BASE RATE OR THE FEDERAL FUNDS RATE, INTEREST SHALL BE CALCULATED ON THE BASIS OF THE ACTUAL NUMBER OF DAYS ELAPSED OVER A 360-DAY YEAR. FOR PURPOSES OF CALCULATING INTEREST AT THE MAXIMUM RATE, INTEREST SHALL BE CALCULATED ON THE BASIS OF THE ACTUAL NUMBER OF DAYS ELAPSED OVER WHICHEVER OF A 365-DAY OR A 366-DAY YEAR IS APPLICABLE. REFERENCE IS MADE TO Section 10.9 FOR CERTAIN PROVISIONS LIMITING THE RATE OF INTEREST WHICH MAY BE CHARGED UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE PROVISIONS OF Section 10.9 SHALL BE CONTROLLING IN THE EVENT OF ANY CONFLICT BETWEEN SUCH PROVISIONS AND
(I) THE PROVISIONS OF THIS SECTION, (II) ANY OTHER PROVISION OF THIS AGREEMENT, OR (III) ANY PROVISION OF ANY OTHER LOAN DOCUMENT.

          Eurodollar Rate Advances.  BORROWER SHALL PAY INTEREST ON EACH
          ------------------------
EURODOLLAR RATE ADVANCE (I) ON THE LAST DAY OF THE APPLICABLE EURODOLLAR BORROWING PERIOD (AND, IF SUCH EURODOLLAR BORROWING PERIOD IS LONGER THAN ONE MONTH, AT INTERVALS OF ONE MONTH AFTER THE FIRST DAY OF SUCH EURODOLLAR BORROWING PERIOD), (II) ON ANY PREPAYMENT IN FULL OF ANY EURODOLLAR RATE ADVANCE AND (III) AT MATURITY (WHETHER BY ACCELERATION OR OTHERWISE). EACH EURODOLLAR RATE ADVANCE SHALL BEAR INTEREST AT THE LESSER OF (X) THE SUM OF (I) THE ADJUSTED EURODOLLAR RATE FOR THE EURODOLLAR BORROWING PERIOD RELEVANT THERETO AND (II) 1.50% PER ANNUM AND (Y) THE MAXIMUM RATE.

            Conversion and Continuation; Funding as Eurodollar Rate Advances.
            ----------------------------------------------------------------

                    All or any part of the principal amount of Advances of any Type may, on any Business Day, be converted into any other Type or Types of Advances, except that (A) Advances that are Eurodollar Rate Advances may be converted only on the last day of the applicable Eurodollar Borrowing Period and
(B) Advances that are MBS Rate Advances may be converted into Eurodollar Rate Advances only on a Eurodollar Business Day.

                    Advances that are MBS Rate Advances shall continue as MBS Rate Advances unless and until such Advances are converted into Advances of another Type. Advances that are Eurodollar Rate Advances of any Type shall continue as Advances of such Type until the end of the then current Eurodollar Borrowing Period therefor, at which time they shall be automatically converted into MBS Rate Advances unless Borrower shall have given Bank One notice in accordance with CLAUSE (IV) below requesting either that such Advances continue as Advances of such Type for another Eurodollar Borrowing Period or that such Advances be converted into Advances of another Type at the end of such Eurodollar Borrowing Period.

                    Notwithstanding anything to the contrary contained in
SECTION 2.8(F)(I) or (II), during a Default, Bank One may notify Borrower that Advances may only be made, continued as or converted into MBS Rate Advances and, thereafter, until no Default shall continue to exist, Advances may not be made, continued as or converted into Eurodollar Rate Advances.

                    Borrower shall give Bank One notice (which shall be irrevocable) of each conversion of Advances or continuation of Advances that are Eurodollar Rate Advances no later than 11:00 a.m. on, in the case of a conversion into MBS Rate Advances, the Business Day, and, in the case of a conversion into or continuation of Eurodollar Rate Advances, the third Eurodollar Business Day, before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form set forth as EXHIBIT R to the Loan Agreement or such other form as to which Borrower and Bank One may agree (each a "NOTICE OF CONVERSION") and shall specify (A) the requested date of such conversion or continuation, (B) the amount and Type and, in the case of Advances that are Eurodollar Rate Advances, the last day of the applicable Eurodollar Borrowing Period of the Advances to be converted or continued and (C) the amount and Type or Types of Advances into which such Advances are to be continued.

       COLLATERAL.
       -----------

Granting Clause.  TO SECURE THE PUNCTUAL PAYMENT AND PERFORMANCE OF THE
---------------
OBLIGATIONS, BORROWER HEREBY GRANTS BANK ONE A SECURITY INTEREST IN THE COLLATERAL.

Borrowing Requests.  EACH BORROWING REQUEST SHALL IDENTIFY THE AGENCY COMMITMENT
------------------
PURSUANT TO WHICH THE MORTGAGE-BACKED SECURITIES TO BE BACKED BY SUCH MORTGAGE LOANS ARE TO BE ISSUED BY FNMA OR FHLMC OR GUARANTEED BY GNMA (SUCH AGENCY COMMITMENT BEING THE AGENCY COMMITMENT TO WHICH SUCH MORTGAGE LOANS HAVE BEEN "Allocated") AND THE TAKE-OUT COMMITMENT PURSUANT TO WHICH SUCH MORTGAGE-BACKED SECURITIES ARE TO BE SOLD (SUCH TAKE-OUT COMMITMENT BEING THE TAKE-OUT COMMITMENT TO WHICH SUCH MORTGAGE-BACKED SECURITIES HAVE BEEN "Allocated") AND SHALL BE ACCOMPANIED BY:

          ANY REQUIRED MORTGAGE DOCUMENTS WITH RESPECT TO SUCH MORTGAGE LOANS NOT THEN IN THE POSSESSION OF BANK ONE (WHETHER IN ITS CAPACITY AS AGENT UNDER THE LOAN AGREEMENT OR OTHERWISE);

          A LOAN AGREEMENT BAILEE LETTER, DULY EXECUTED BY BORROWER AND THE AGENT, OR OTHER EVIDENCE SATISFACTORY TO BANK ONE THAT SUCH MORTGAGE LOANS ARE NOT, OR UPON FUNDING OF THE REQUESTED BORROWING WILL NOT BE, SUBJECT TO ANY LIEN OTHER THAN PERMITTED LIENS;

          A RELEASE OF LIEN FOR SUCH AGENCY COMMITMENT AND SUCH TAKE-OUT COMMITMENT, DULY EXECUTED BY BORROWER AND THE AGENT; AND

          THE RELEVANT AGENCY FORMS, DULY COMPLETED (BUT FOR CERTIFICATION BY THE AGENCY CUSTODIAN WHERE APPLICABLE) AND IN SUFFICIENT QUANTITY TO SATISFY APPLICABLE AGENCY REQUIREMENTS.

Borrower shall (x) hold in trust for Bank One, with respect to each such Mortgage Loan, the original recorded Mortgage relating to such Mortgage Loan, a mortgagee policy of title insurance (or binding and unexpired commitment to issue such insurance if the policy has not yet been delivered to Borrower) insuring Borrower's perfected, first-priority Lien created by the Mortgage securing such Mortgage Loan (subject only to exceptions permitted by the Agency obligated under the Agency Commitment to which such Mortgage Loan has been Allocated), any Appraisals and any insurance policies which relate to such Mortgage Loan, and all other original documents executed in connection with such Mortgage Loan and not delivered to Bank One and (y)) upon request of Bank One, immediately deliver to Bank One such documents, together with an index specifically identifying each such document. Bank One in its reasonable discretion may reject as unsatisfactory any items so delivered by written notice to Borrower specifying the reasons therefor, whereupon Borrower agrees promptly to use all reasonable efforts to correct any defects therein identified by Bank One and whereupon any Pledged Mortgage Loan with respect to which any such defect may not be corrected and any Pledged Mortgage Loan with respect to which any such defect which may be corrected but for which such defect is not corrected within fifteen (15) days after the request for such correction by Bank One shall have a Collateral Value of zero. For so long as the Loan Agreement remains in effect, simultaneously with the delivery of any Borrowing Request, Borrower shall deliver to the Agent a Request for Release of Security Interest for processing in accordance with SECTION 3.12 of the Loan Agreement.

Power of Attorney.   EFFECTIVE UPON THE OCCURRENCE OF AN EVENT OF DEFAULT,
-----------------
BORROWER HEREBY IRREVOCABLY APPOINTS BANK ONE ITS ATTORNEY IN FACT, WITH FULL POWER OF SUBSTITUTION, FOR AND ON BEHALF AND IN THE NAME OF BORROWER, TO (I) INDORSE AND DELIVER TO ANY PERSON ANY CHECK, INSTRUMENT OR OTHER PAPER COMING INTO BANK ONE'S POSSESSION AND REPRESENTING PAYMENT MADE IN RESPECT OF ANY MORTGAGE NOTE OR MORTGAGE-BACKED SECURITY INCLUDED IN THE COLLATERAL OR IN RESPECT OF ANY OTHER COLLATERAL FOR THE OBLIGATIONS INCLUDING ANY AGENCY COMMITMENT AND ANY TAKE-OUT COMMITMENT; (II) PREPARE, COMPLETE, EXECUTE, DELIVER AND RECORD ANY ASSIGNMENT TO BANK ONE OR TO ANY OTHER PERSON OF ANY MORTGAGE RELATING TO ANY MORTGAGE NOTE INCLUDED IN THE COLLATERAL; (III) INDORSE AND DELIVER ANY MORTGAGE NOTE OR MORTGAGE-BACKED SECURITY INCLUDED IN THE COLLATERAL AND DO EVERY OTHER THING NECESSARY OR DESIRABLE TO EFFECT TRANSFER OF ALL OR ANY PART OF THE COLLATERAL TO BANK ONE OR TO ANY OTHER PERSON; (IV) TAKE ALL NECESSARY AND APPROPRIATE ACTION WITH RESPECT TO ALL OBLIGATIONS AND THE ITEMS OF COLLATERAL TO BE DELIVERED TO BANK ONE OR HELD BY BORROWER IN TRUST FOR BANK ONE INCLUDING, WITHOUT LIMITATION, INSTRUCT ANY TITLE COMPANY OR CLOSING AGENT TO DELIVER ANY MORTGAGE NOTE OR MORTGAGE DOCUMENT HELD BY IT DIRECTLY TO BANK ONE OR ITS AGENT; (V) COMMENCE, PROSECUTE, SETTLE, DISCONTINUE, DEFEND, OR OTHERWISE DISPOSE OF ANY CLAIM RELATING TO ANY AGENCY COMMITMENT OR ANY TAKE-OUT COMMITMENT OR ANY OTHER PART OF THE COLLATERAL; AND (VI) SIGN BORROWER'S NAME WHEREVER APPROPRIATE TO EFFECT THE PERFORMANCE OF THIS AGREEMENT. THIS SECTION SHALL BE LIBERALLY, NOT RESTRICTIVELY, CONSTRUED SO AS TO GIVE THE GREATEST LATITUDE TO BANK ONE'S POWER, AS BORROWER'S ATTORNEY IN FACT, TO COLLECT, SELL, AND DELIVER ANY OF THE COLLATERAL AND ALL OTHER DOCUMENTS RELATING THERETO. THE POWERS AND AUTHORITIES HEREIN CONFERRED ON BANK ONE MAY BE EXERCISED BY BANK ONE THROUGH ANY PERSON WHO, AT THE TIME OF THE EXECUTION OF A PARTICULAR INSTRUMENT, IS AN AUTHORIZED OFFICER OF BANK ONE. THE POWER OF ATTORNEY CONFERRED BY THIS SECTION SHALL BECOME EFFECTIVE UPON THE OCCURRENCE, AND REMAIN EFFECTIVE DURING THE CONTINUANCE, OF AN EVENT OF DEFAULT AND IS GRANTED FOR A VALUABLE CONSIDERATION AND IS COUPLED WITH AN INTEREST AND IRREVOCABLE SO LONG AS THE OBLIGATIONS, OR ANY PART THEREOF, SHALL REMAIN UNPAID. ALL PERSONS DEALING WITH BANK ONE, ANY OFFICER THEREOF, OR ANY SUBSTITUTE ATTORNEY, ACTING PURSUANT HERETO SHALL BE FULLY PROTECTED IN TREATING THE POWERS AND AUTHORITIES CONFERRED BY THIS SECTION AS EXISTING AND CONTINUING IN FULL FORCE AND EFFECT UNTIL ADVISED BY BANK ONE THAT THE OBLIGATIONS HAVE BEEN FULLY AND FINALLY PAID.

Disposition of Collateral.
-------------------------

          Pursuant to Agency Commitments.  SUBJECT TO THE PROVISIONS OF THIS
          ------------------------------
AGREEMENT AND COMPLIANCE WITH THE FNMA GUIDE, THE FHLMC GUIDE OR THE GNMA GUIDE, AS APPLICABLE, BANK ONE SHALL DELIVER THE MORTGAGE DOCUMENTS WHICH RELATE TO PLEDGED MORTGAGE LOANS ALLOCATED TO A PARTICULAR AGENCY COMMITMENT TO OR FOR THE ACCOUNT OF THE RELEVANT AGENCY AND SHALL RELEASE THE SECURITY INTEREST OF BANK ONE TO SECURE THE OBLIGATIONS THEREIN. BORROWER SHALL COMPLETE EACH AGENCY FORM SUCH THAT THE MORTGAGE-BACKED SECURITY TO BE ISSUED OR GUARANTEED PURSUANT TO A PLEDGED AGENCY COMMITMENT IS ISSUED IN THE NAME OF BANK ONE OR ITS DESIGNEE, OR, IF ISSUED IN THE NAME OF BORROWER, IS ISSUED TO AN ACCOUNT SUBJECT TO THE SOLE DOMINION AND CONTROL OF BANK ONE OR ITS DESIGNEE AND SHALL TAKE SUCH OTHER STEPS AS MAY BE REQUESTED BY BANK ONE TO CAUSE THE SECURITY INTEREST OF BANK ONE IN AND TO ANY MORTGAGE-BACKED SECURITY WHICH CONSTITUTES PROCEEDS OF ONE OR MORE PLEDGED MORTGAGE LOANS TO BE A PERFECTED, FIRST-PRIORITY, SECURITY INTEREST. WITHOUT LIMITING THE GENERALITY OF THE PRECEDING SENTENCE, UNLESS OTHERWISE

INSTRUCTED BY BANK ONE, BORROWER SHALL COMPLETE EACH GNMA FORM SCHEDULE OF SUBSCRIBERS SUCH THAT "MANUF/CUST/FAO/BANK ONE" APPEARS AS THE SUBSCRIBER/PTC PARTICIPANT; COMPLETE EACH FNMA FORM DELIVERY SCHEDULE SUCH THAT "BANK ONE, TEXAS/CUST" APPEARS AS THE DEPOSITORY INSTITUTION AND TELEGRAPHIC ABBREVIATION AND "111000614" APPEARS AS THE ABA NUMBER AND "NVR MORTGAGE FINANCE, INC. 310118" APPEARS AS THE OWNERS ACCOUNT NAME/ACCOUNT NUMBER; AND SHALL COMPLETE EACH FHLMC FORM WAREHOUSE LENDER RELEASE OF SECURITY INTERESTS AND FHLMC FORM GUARANTOR PROGRAM: SECURITY SETTLEMENT INFORMATION AND DELIVERY AUTHORIZATION SUCH THAT "BANK ONE, TEXAS/CUST/NVR MORTGAGE FINANCE, INC. 1310118" APPEARS AS THE DEPOSITORY INSTITUTION/TYPE OF ACCOUNT/BENEFICIARY/ACCOUNT NUMBER AND SUCH THAT "11100061411" APPEARS AS THE ABA NUMBER. UPON COMPLETION OF ITS REVIEW OF THE REQUIRED MORTGAGE DOCUMENTS AND THE AGENCY FORMS RELEVANT TO A PARTICULAR AGENCY COMMITMENT, BANK ONE SHALL DELIVER SUCH AGENCY FORMS TO THE APPLICABLE AGENCY AND SHALL DELIVER THE REQUIRED MORTGAGE DOCUMENTS TO OR FOR THE ACCOUNT OF SUCH AGENCY UNDER A BAILEE LETTER OR SUCH OTHER FORM OF TRANSMITTAL LETTER AS SUCH AGENCY MAY REQUIRE; PROVIDED, THAT THE RELEASE OF THE SECURITY INTEREST IN FAVOR OF BANK ONE IN SUCH REQUIRED MORTGAGE DOCUMENTS AND THE MORTGAGE LOANS EVIDENCED THEREBY SHALL BE CONDITIONED UPON RECEIPT BY BANK ONE OR ITS DESIGNEE OF MORTGAGE-BACKED SECURITIES IN THE AMOUNT SPECIFIED IN THE RELEVANT AGENCY COMMITMENT.

          Pursuant to Take-Out Commitments.  MORTGAGE-BACKED SECURITIES WHICH
          --------------------------------
CONSTITUTE PROCEEDS OF PLEDGED MORTGAGE LOANS SHALL BE SOLD PURSUANT TO THE TAKE-OUT COMMITMENTS TO WHICH SUCH MORTGAGE-BACKED SECURITIES HAVE BEEN ALLOCATED. BORROWER AGREES TO TAKE ALL STEPS NECESSARY TO SATISFY THE CONDITIONS TO THE SALE OF ANY MORTGAGE-BACKED SECURITY WHICH CONSTITUTES PROCEEDS OF PLEDGED MORTGAGE LOANS PURSUANT TO THE TAKE-OUT COMMITMENT TO WHICH IT HAS BEEN ALLOCATED. MORTGAGE-BACKED SECURITIES FROM TIME TO TIME INCLUDED IN THE COLLATERAL SHALL BE SOLD VERSUS PAYMENT (AND NOT "FREE"). IN CONNECTION WITH THE SALE OF ANY MORTGAGE-BACKED SECURITY INCLUDED IN THE COLLATERAL, BANK ONE SHALL NOT BE UNDER ANY DUTY AT ANY TIME TO CREDIT BORROWER FOR ANY AMOUNTS DUE FROM ANY PERSON IN RESPECT OF ANY PURCHASE UNTIL BANK ONE HAS ACTUALLY RECEIVED IMMEDIATELY AVAILABLE FUNDS. ANY FUNDS SO RECEIVED WILL BE TREATED AS PAYMENTS UNDER AND PROCESSED AND APPLIED IN ACCORDANCE WITH Section 2.6. BANK ONE SHALL NOT BE UNDER ANY DUTY AT ANY TIME TO COLLECT ANY AMOUNTS OR OTHERWISE ENFORCE ANY OBLIGATIONS DUE FROM ANY PERSON IN RESPECT OF ANY SUCH PURCHASE.

          Mandatory Redemption.  IN THE EVENT THAT THE ISSUANCE OF ANY MORTGAGE-
          --------------------
BACKED SECURITY PURSUANT TO AN AGENCY COMMITMENT HAS NOT OCCURRED WITHIN FIVE BUSINESS DAYS OF THE SCHEDULED DATE FOR SUCH ISSUANCE (AS SET FORTH ON THE RELEVANT BORROWING REQUEST), BORROWER AGREES TO MAKE A PREPAYMENT OF THE ADVANCES IN AN AGGREGATE AMOUNT EQUAL TO THE COLLATERAL VALUE (BUT FOR ANY EVENT OR CIRCUMSTANCE WHICH CAUSED SUCH FAILURE) OF THE MORTGAGE LOANS INTENDED TO BACK SUCH MORTGAGE-BACKED SECURITY. IN THE EVENT THE SALE OF A MORTGAGE-BACKED SECURITY PURSUANT TO A TAKE-OUT COMMITMENT HAS NOT SETTLED WITHIN FIVE BUSINESS DAYS OF THE SCHEDULED SETTLEMENT DATE FOR SUCH SALE (AS SET FORTH IN THE RELEVANT BORROWING REQUEST), BORROWER AGREES TO MAKE A PREPAYMENT OF THE ADVANCES IN AN AGGREGATE AMOUNT EQUAL TO THE COLLATERAL VALUE (BUT FOR ANY EVENT OR CIRCUMSTANCE WHICH CAUSED SUCH FAILURE) OF SUCH MORTGAGE-BACKED SECURITY.

Representations and Warranties Regarding Collateral.  EACH BORROWING REQUEST
---------------------------------------------------
SHALL BE DEEMED TO CONSTITUTE A REPRESENTATION AND WARRANTY BY BORROWER ON THE REQUESTED BORROWING DATE SET FORTH THEREIN THAT THE AGENCY COMMITMENT AND THE TAKE-OUT COMMITMENT IDENTIFIED THEREON ARE BOTH IN FULL FORCE AND EFFECT AND THAT ALL REPRESENTATIONS AND WARRANTIES MADE OR DEEMED MADE BY BORROWER TO THE AGENCY OR INVESTOR THEREUNDER ARE TRUE AND CORRECT. UPON THE DELIVERY OF THE BORROWING REQUEST BY WHICH SUCH PLEDGED MORTGAGE LOAN IS IDENTIFIED, BORROWER REPRESENTS AND WARRANTS WITH RESPECT TO EACH PLEDGED MORTGAGE LOAN THAT:

          BORROWER (AND, IF BORROWER DID NOT ORIGINATE SUCH PLEDGED MORTGAGE LOAN, THE ORIGINATOR OF SUCH PLEDGED MORTGAGE LOAN) COMPLIED, AND THE PRINCIPAL MORTGAGE DOCUMENTS AND OTHER MORTGAGE DOCUMENTS RELEVANT TO SUCH PLEDGED MORTGAGE LOAN COMPLY, IN ALL MATERIAL RESPECTS WITH ALL APPLICABLE REQUIREMENTS OF LAW, INCLUDING, WITHOUT LIMITATION, (I) ANY USURY LAWS,
     (II) THE REAL ESTATE SETTLEMENT PROCEDURES ACT OF 1974, AS AMENDED, (III) THE EQUAL CREDIT OPPORTUNITY ACT, AS AMENDED, (IV) THE FEDERAL TRUTH IN LENDING ACT, AS AMENDED, (V) REGULATION Z OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, AS AMENDED, AND (VI) ANY CONSUMER PROTECTION LAWS;

          THE FULL FACE AMOUNT OF SUCH PLEDGED MORTGAGE LOAN (LESS ANY DISCOUNT POINTS PAID BY OR ON BEHALF OF BORROWER UNDER SUCH PLEDGED MORTGAGE LOAN) WAS FUNDED TO BORROWER THEREUNDER;

          SUCH PLEDGED MORTGAGE LOAN WAS UNDERWRITTEN IN COMPLIANCE WITH THE REQUIREMENTS OF THE AGENCY UNDER THE PLEDGED AGENCY COMMITMENT TO WHICH IT HAS BEEN ALLOCATED AND THE MORTGAGE-BACKED SECURITY TO BE ISSUED OR GUARANTEED PURSUANT TO SUCH AGENCY COMMITMENT SATISFIES (OR UPON ISSUANCE THEREOF WILL SATISFY) ALL REQUIREMENTS FOR PURCHASE UNDER THE PLEDGED TAKE-OUT COMMITMENT TO WHICH IT HAS BEEN ALLOCATED;

          THE MORTGAGE RELATED TO SUCH PLEDGED MORTGAGE LOAN CREATES A PERFECTED FIRST-PRIORITY LIEN (SUBJECT ONLY TO EXCEPTIONS PERMITTED BY THE AGENCY OBLIGATED UNDER THE AGENCY COMMITMENT TO WHICH SUCH MORTGAGE LOAN HAS BEEN ALLOCATED) ON RESIDENTIAL REAL PROPERTY CONSISTING OF LAND AND A ONE-TO-FOUR FAMILY DWELLING THEREON WHICH IS COMPLETED AND READY FOR OCCUPANCY AND SUCH MORTGAGE, THE OTHER PRINCIPAL MORTGAGE DOCUMENTS, THE TITLE POLICY RELEVANT THERETO AND THE OTHER MORTGAGE DOCUMENTS RELEVANT THERETO COMPLY IN ALL RESPECTS WITH THE REQUIREMENTS OF THE AGENCY UNDER THE APPLICABLE AGENCY COMMITMENT;

          SUCH PLEDGED MORTGAGE LOAN IS AN ELIGIBLE MORTGAGE LOAN; AND

          BORROWER HAS ALL REQUISITE POWER AND AUTHORITY TO GRANT BANK ONE A SECURITY INTEREST TO SECURE THE OBLIGATIONS IN SUCH PLEDGED MORTGAGE LOAN.

     Borrower Appointed Agent. BANK ONE HEREBY APPOINTS BORROWER (AND, IN THE
     ------------------------
     CASE OF ANY PLEDGED MORTGAGE LOAN ORIGINATED BY A PERSON OTHER THAN BORROWER, ALSO APPOINTS SUCH OTHER PERSON) AS ITS AGENT AT THE SOLE COST AND EXPENSE OF BORROWER FOR PURPOSES OF (A) OBTAINING APPRAISALS WITH RESPECT TO THE PROPERTY COVERED BY THE MORTGAGES WHICH RELATE TO THE PLEDGED MORTGAGE LOANS AND (B) OTHERWISE COMPLYING WITH APPRAISAL LAWS AND REGULATIONS.

     Settlement Account. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THE
     ------------------
     SETTLEMENT ACCOUNT IS SUBJECT IN ALL RESPECTS TO THE RIGHT OF OFFSET IN FAVOR OF BANK ONE GRANTED UNDER Section 10.10. THE SETTLEMENT ACCOUNT SHALL BE SUBJECT TO THE SOLE DOMINION AND CONTROL OF BANK ONE, PROVIDED, THAT SO LONG AS NO DEFAULT OR EVENT OF DEFAULT EXISTS OR WOULD RESULT THEREFROM, BANK ONE SHALL DISBURSE SUMS ON DEPOSIT IN THE SETTLEMENT ACCOUNT IN ACCORDANCE WITH THE INSTRUCTIONS OF BORROWER.

        CONDITIONS PRECEDENT. THE OBLIGATION OF BANK ONE TO CONSIDER BORROWING
        ----------------------------------------------------------------------
     REQUESTS HEREUNDER IS SUBJECT TO FULFILLMENT OF THE CONDITIONS PRECEDENT
     ------------------------------------------------------------------------
     STATED IN THIS SECTION.
     ----------------------

     Initial Borrowing Request. THE OBLIGATION OF BANK ONE TO CONSIDER THE
     -------------------------
     INITIAL BORROWING REQUEST HEREUNDER SHALL BE SUBJECT TO, IN ADDITION TO THE CONDITIONS PRECEDENT SPECIFIED IN Section 4.2, DELIVERY TO BANK ONE OF THE FOLLOWING (EACH OF THE FOLLOWING DOCUMENTS BEING DULY EXECUTED AND DELIVERED BY BORROWER AND IN FORM AND SUBSTANCE SATISFACTORY TO BANK ONE AND, WITH THE EXCEPTION OF THE NOTE, EACH IN A SUFFICIENT NUMBER OF ORIGINALS THAT BORROWER AND BANK ONE MAY HAVE AN EXECUTED ORIGINAL OF EACH DOCUMENT):

          THIS AGREEMENT;

          THE NOTE;

          A CERTIFICATE OF THE SECRETARY OR ASSISTANT SECRETARY OF BORROWER, DATED ON OR AFTER THE DATE OF THIS AGREEMENT AND CERTIFYING AS TO (I) RESOLUTIONS OF THE BOARD OF DIRECTORS OF BORROWER WHICH AUTHORIZE THE EXECUTION AND DELIVERY ON BEHALF OF BORROWER BY CERTAIN OFFICERS OF BORROWER OF THIS AGREEMENT AND THE NOTE, (II) THE INCUMBENCY OF SUCH OFFICERS, (III) THE VALIDITY OF SPECIMEN SIGNATURES OF SUCH OFFICERS, AND
     (IV) THE ARTICLES OF INCORPORATION AND BYLAWS OF BORROWER AS IN EFFECT ON THE DATE THEREOF; AND

          SUCH OTHER DOCUMENTS AS BANK ONE MAY REASONABLY REQUEST AT ANY TIME AT OR PRIOR TO THE REQUESTED BORROWING DATE OF THE INITIAL BORROWING REQUEST HEREUNDER.

All Borrowing Requests.  THE OBLIGATION OF BANK ONE TO CONSIDER ANY BORROWING
----------------------
REQUEST PURSUANT TO THIS AGREEMENT IS SUBJECT TO THE FOLLOWING FURTHER CONDITIONS PRECEDENT:

          PRIOR TO 11:00 A.M. ON THE REQUESTED BORROWING DATE, BORROWER SHALL DELIVER TO BANK ONE A DULY EXECUTED BORROWING REQUEST;

          ALL PROPERTY IN WHICH BORROWER HAS GRANTED A LIEN TO BANK ONE TO SECURE THE OBLIGATIONS SHALL HAVE BEEN BASICALLY DELIVERED TO THE POSSESSION OF BANK ONE OR ANY BAILEE ACCEPTABLE TO BANK ONE TO THE EXTENT THAT SUCH POSSESSION IS NECESSARY OR APPROPRIATE FOR THE PURPOSE OF PERFECTING THE LIEN OF BANK ONE IN SUCH COLLATERAL;

          THE REPRESENTATIONS AND WARRANTIES OF BORROWER CONTAINED IN THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE LOAN AGREEMENT (OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES WHICH ARE BY THEIR TERMS LIMITED TO THE DATE OF THE AGREEMENT IN WHICH THEY ARE INITIALLY MADE) SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE REQUESTED BORROWING DATE; AND

          NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING AND NO CHANGE OR EVENT WHICH CONSTITUTES A MATERIAL ADVERSE EFFECT SHALL HAVE OCCURRED AS OF THE REQUESTED BORROWING DATE SET FORTH THEREIN.

Each Borrowing Request shall be deemed to constitute a representation and warranty by Borrower on the Requested Borrowing Date set forth therein as to the facts specified in SECTIONS 4.2(C) and (D).

       BORROWER REPRESENTATIONS AND WARRANTIES.  BORROWER REPRESENTS AND
       -----------------------------------------------------------------
WARRANTS TO BANK ONE AS FOLLOWS:
--------------------------------

Authorization and Power.  BORROWER HAS THE CORPORATE POWER AND REQUISITE
-----------------------
AUTHORITY TO EXECUTE, DELIVER AND PERFORM THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY; BORROWER IS DULY AUTHORIZED TO AND HAS TAKEN ALL CORPORATE ACTION NECESSARY TO AUTHORIZE IT TO, EXECUTE, DELIVER AND PERFORM THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY AND IS AND WILL CONTINUE TO BE DULY AUTHORIZED TO PERFORM THIS AGREEMENT, THE NOTE AND SUCH OTHER LOAN DOCUMENTS.

No Conflicts or Consents.  NEITHER THE EXECUTION AND DELIVERY BY BORROWER OF
------------------------
THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, NOR THE CONSUMPTION OF ANY OF THE TRANSACTIONS HEREIN OR THEREIN CONTEMPLATED, NOR COMPLIANCE WITH THE TERMS AND PROVISIONS HEREOF OR WITH THE TERMS AND PROVISIONS THEREOF, WILL (A) MATERIALLY CONTRAVENE OR CONFLICT WITH ANY REQUIREMENT OF LAW TO WHICH BORROWER IS SUBJECT, OR ANY INDENTURE, MORTGAGE, DEED OF TRUST, OR OTHER AGREEMENT OR INSTRUMENT TO WHICH BORROWER IS A PARTY OR BY WHICH BORROWER MAY BE BOUND, OR TO WHICH THE PROPERTY OF BORROWER MAY BE SUBJECT, OR (B) RESULT IN THE CREATION OR IMPOSITION OF ANY LIEN, OTHER THAN THE LIENS GRANTED TO BANK ONE PURSUANT TO THIS AGREEMENT, ON THE PROPERTY OF BORROWER.

Enforceable Obligations.  THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS
-----------------------
TO WHICH BORROWER IS A PARTY ARE THE LEGAL, VALID AND BINDING OBLIGATIONS OF BORROWER, ENFORCEABLE IN ACCORDANCE WITH THEIR RESPECTIVE TERMS, EXCEPT AS LIMITED BY DEBTOR LAWS.

Priority of Liens.  UPON DELIVERY OF THE BORROWING REQUEST ON WHICH EACH SUCH
-----------------
ITEM IS IDENTIFIED, BANK ONE SHALL HAVE A VALID, ENFORCEABLE, PERFECTED, FIRST-PRIORITY LIEN AND SECURITY INTEREST IN (I) EACH PLEDGED MORTGAGE LOAN, (II) EACH PLEDGED AGENCY COMMITMENT, AND (III) EACH PLEDGED TAKE-OUT COMMITMENT.

No Liens.  BORROWER HAS GOOD AND INDEFEASIBLE TITLE TO THE COLLATERAL.  ALL OF
--------
THE COLLATERAL IS FREE AND CLEAR OF ALL LIENS AND OTHER ADVERSE CLAIMS OF ANY NATURE, OTHER THAN PERMITTED LIENS.

Full Disclosure.  THERE IS NO MATERIAL FACT THAT BORROWER HAS NOT DISCLOSED TO
---------------
BANK ONE WHICH COULD HAVE A MATERIAL ADVERSE EFFECT. NEITHER THE FINANCIAL STATEMENTS REFERRED TO IN Section 5.7 OF THE LOAN AGREEMENT, NOR ANY BORROWING REQUEST, OFFICER'S CERTIFICATE OR STATEMENT DELIVERED BY BORROWER TO BANK ONE (INCLUDING, WITHOUT LIMITATION, ANY SUCH ITEM DELIVERED TO BANK ONE IN ITS CAPACITY AS THE AGENT OR A LENDER UNDER THE LOAN AGREEMENT), CONTAINS ANY UNTRUE STATEMENT OF MATERIAL FACT.

Securities Acts and Securities Credit Transaction Regulations.  BORROWER HAS NOT
-------------------------------------------------------------
ISSUED ANY UNREGISTERED SECURITIES IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, OR OF ANY OTHER REQUIREMENT OF LAW, AND IS NOT VIOLATING ANY RULE, REGULATION, OR REQUIREMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. BORROWER IS NOT REQUIRED TO QUALIFY AN INDENTURE UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED, IN CONNECTION WITH ITS EXECUTION AND DELIVERY OF THE NOTE. BORROWER IS NOT A PARTY, WHETHER AS A CUSTOMER OR A CREDITOR, TO ANY TRANSACTION THAT IS SUBJECT TO THE SECURITIES CREDIT TRANSACTION REGULATIONS.

No Approvals Required.  OTHER THAN CONSENTS AND APPROVALS PREVIOUSLY OBTAINED
---------------------
AND ACTIONS PREVIOUSLY TAKEN, NEITHER THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS TO WHICH BORROWER IS A PARTY, NOR THE CONSUMMATION OF ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY REQUIRES THE CONSENT OR APPROVAL OF, THE GIVING OF NOTICE TO, OR THE REGISTRATION, RECORDING OR FILING BY BORROWER OF ANY DOCUMENT WITH, OR THE TAKING OF ANY OTHER ACTION IN RESPECT OF, ANY GOVERNMENTAL AUTHORITY WHICH HAS JURISDICTION OVER BORROWER OR ANY OF ITS PROPERTY.

Loan Agreement Representations and Warranties.  EACH OF THE REPRESENTATIONS AND
---------------------------------------------
WARRANTIES OF BORROWER SET FORTH IN ARTICLE V OF THE LOAN AGREEMENT IS TRUE AND CORRECT IN ALL MATERIAL RESPECTS.

Survival of Representations and Warranties.  ALL REPRESENTATIONS AND WARRANTIES
------------------------------------------
BY BORROWER HEREIN SHALL SURVIVE DELIVERY OF THE NOTE AND THE MAKING OF THE ADVANCES, AND ANY INVESTIGATION AT ANY TIME MADE BY OR ON BEHALF OF BANK ONE SHALL NOT DIMINISH THE RIGHT OF BANK ONE TO RELY THEREON.

       AFFIRMATIVE COVENANTS.  BORROWER SHALL AT ALL TIMES COMPLY WITH THE
       -------------------------------------------------------------------
COVENANTS CONTAINED IN THIS SECTION, FROM THE DATE HEREOF AND FOR SO LONG AS ANY
--------------------------------------------------------------------------------
OBLIGATION IS OUTSTANDING.
--------------------------

Financial Statements and Reports.  BORROWER SHALL FURNISH TO BANK ONE (A) A COPY
--------------------------------
OF ALL INFORMATION FURNISHED BY BORROWER UNDER Section 6.1 OF THE LOAN AGREEMENT AND (B) SUCH OTHER INFORMATION CONCERNING THE BUSINESS, PROPERTIES OR FINANCIAL CONDITION OF BORROWER, ANY AFFILIATE OR ANY INVESTOR AS BANK ONE MAY REQUEST. FOR SO LONG AS THE LOAN AGREEMENT HAS NOT TERMINATED, TIMELY DELIVERY BY BORROWER TO BANK ONE IN ITS CAPACITY AS A LENDER OR THE AGENT UNDER THE LOAN AGREEMENT OF ANY ITEM REQUIRED TO BE DELIVERED UNDER Section 6.1 OF THE LOAN AGREEMENT SHALL CONSTITUTE COMPLIANCE WITH CLAUSE (A) OF THE PRECEDING SENTENCE. THEREAFTER DELIVERY BY BORROWER TO BANK ONE OF THE REQUISITE INFORMATION SHALL BE CONSIDERED TIMELY IF IT IS WITHIN THE PERIOD CONTEMPLATED BY THE LOAN AGREEMENT.

Further Assurances.  BORROWER SHALL, WITHIN THREE (3) BUSINESS DAYS AFTER THE
------------------
REQUEST OF BANK ONE, CURE ANY DEFECTS IN THE EXECUTION AND DELIVERY OF THE NOTE, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND BORROWER SHALL, AT ITS EXPENSE, PROMPTLY EXECUTE AND DELIVER TO BANK ONE UPON REQUEST ALL SUCH OTHER AND FURTHER DOCUMENTS, AGREEMENTS AND INSTRUMENTS IN COMPLIANCE WITH OR ACCOMPLISHMENT OF THE COVENANTS AND AGREEMENTS OF BORROWER IN THIS AGREEMENT AND IN THE OTHER LOAN DOCUMENTS OR TO FURTHER EVIDENCE AND MORE FULLY DESCRIBE THE COLLATERAL INTENDED AS SECURITY FOR THE OBLIGATIONS, OR TO CORRECT ANY OMISSIONS IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR MORE FULLY TO STATE THE SECURITY FOR THE OBLIGATIONS SET OUT HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS, OR TO PERFECT, PROTECT OR PRESERVE ANY LIENS CREATED (OR INTENDED TO BE CREATED) PURSUANT TO ANY OF THE OTHER LOAN DOCUMENTS, OR TO MAKE ANY RECORDINGS, TO FILE ANY NOTICES, OR OBTAIN ANY CONSENTS.

Reimbursement of Expenses.  BORROWER SHALL, WITHIN TEN (10) BUSINESS DAYS OF
-------------------------
NOTICE OF THE AMOUNT THEREOF (WHICH NOTICE SHALL INCLUDE APPROPRIATE EVIDENCE OF THE AMOUNT OF SUCH REIMBURSABLE ITEM) PAY (I) ALL REASONABLE LEGAL FEES INCURRED BY BANK ONE IN CONNECTION WITH ANY AMENDMENTS, CONSENTS OR WAIVERS EXECUTED IN CONNECTION WITH THE LOAN DOCUMENTS, (II) ALL FEES, CHARGES OR TAXES FOR THE RECORDING OR FILING OF THE SECURITY AGREEMENTS, (III) ALL SHIPPING, POSTAGE AND TRANSFER COSTS INCURRED BY BANK ONE IN CONNECTION WITH THE ADMINISTRATION OF THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, INCLUDING COURIER EXPENSES INCURRED IN CONNECTION WITH THE COLLATERAL, AND (IV) ALL AMOUNTS EXPENDED, ADVANCED OR INCURRED BY BANK ONE TO SATISFY ANY OBLIGATION OF BORROWER UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO COLLECT THE NOTE, OR TO ENFORCE THE RIGHTS OF BANK ONE UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHICH AMOUNTS SHALL INCLUDE ALL COURT COSTS, ATTORNEYS' FEES (INCLUDING, WITHOUT LIMITATION, FOR TRIAL, APPEAL OR OTHER PROCEEDINGS), FEES OF AUDITORS AND ACCOUNTANTS, AND INVESTIGATION EXPENSES, REASONABLY INCURRED BY BANK ONE IN CONNECTION WITH ANY SUCH MATTERS, TOGETHER WITH INTEREST AT THE POSTMATURITY RATE SPECIFIED IN Section 2.8 ON EACH ITEM SPECIFIED IN CLAUSES (I) THROUGH (IV) FROM THIRTY (30) DAYS AFTER THE DATE OF WRITTEN DEMAND OR REQUEST FOR REIMBURSEMENT UNTIL THE DATE OF REIMBURSEMENT.

Appraisals.  BORROWER SHALL OBTAIN AND MAINTAIN A COPY OF AN APPRAISAL WITH
----------
RESPECT TO THE UNDERLYING PROPERTY COVERED BY THE MORTGAGE WHICH RELATES TO EACH PLEDGED MORTGAGE LOAN, SHALL REQUIRE THAT ALL APPRAISALS DELIVERED TO IT IN CONNECTION WITH THE PLEDGED MORTGAGE LOANS (WHETHER ORIGINATED BY BORROWER OR PURCHASED BY IT) COMPLY IN ALL RESPECTS WITH THE APPRAISAL LAWS AND REGULATIONS, SHALL IMPLEMENT AND MAINTAIN ADMINISTRATIVE AND OPERATING PROCEDURES WHICH PERMIT BORROWER AND BANK ONE TO VERIFY SUCH COMPLIANCE, AND SHALL PERMIT AND SHALL USE ALL REASONABLE EFFORTS TO CAUSE EACH PERSON FROM WHOM IT PURCHASES MORTGAGE LOANS TO PERMIT ANY OFFICER, EMPLOYEE OR AGENT OF BANK ONE TO VISIT AND INSPECT THE PROPERTIES OF BORROWER AND SUCH PERSON RELEVANT TO SUCH COMPLIANCE, TO INSPECT THE RECORDS OF BORROWER AND SUCH PERSON RELEVANT TO SUCH COMPLIANCE, TO TAKE COPIES AND EXTRACTS THEREFROM, AND TO DISCUSS THE APPRAISALS RELEVANT TO THE PLEDGED MORTGAGE LOANS WITH THE RESPONSIBLE OFFICERS, EMPLOYEES AND AGENTS (INCLUDING ANY THIRD PARTY APPRAISERS) OF BORROWER AND SUCH PERSON, ALL AT SUCH REASONABLE TIMES (WHICH MAY INCLUDE UNANNOUNCED "SPOT" CHECKS) AND AS OFTEN AS BANK ONE MAY DESIRE.

Right of Inspection.  BORROWER SHALL PERMIT ANY OFFICER, EMPLOYEE OR AGENT OF
-------------------
BANK ONE TO VISIT AND INSPECT ANY OF THE PROPERTIES OF BORROWER, EXAMINE BORROWER'S SERVICING RECORDS AND BOOKS OF RECORD AND ACCOUNTS, TAKE COPIES AND EXTRACTS THEREFROM, AND DISCUSS THE AFFAIRS, FINANCES AND ACCOUNTS OF BORROWER WITH BORROWER'S OFFICERS, ACCOUNTANTS AND AUDITORS, ALL AT SUCH REASONABLE TIMES UPON REASONABLE NOTICE AND AS OFTEN AS BANK ONE MAY DESIRE.

Notice of Certain Events.  BORROWER SHALL PROMPTLY NOTIFY BANK ONE UPON (I) THE
------------------------
OCCURRENCE OF ANY CIRCUMSTANCE SET FORTH IN Section 6.10 OF THE LOAN AGREEMENT;
(II) THE COMMENCEMENT OF, OR ANY DETERMINATION IN, ANY LEGAL, JUDICIAL OR REGULATORY PROCEEDINGS WHICH, IF ADVERSELY DETERMINED, COULD HAVE A MATERIAL ADVERSE EFFECT; (III) THE OCCURRENCE OF ANY DISPUTE BETWEEN BORROWER AND ANY GOVERNMENTAL AUTHORITY OR ANY OTHER PERSON WHICH, IF ADVERSELY DETERMINED, COULD HAVE A MATERIAL ADVERSE EFFECT; OR (IV) THE OCCURRENCE OF ANY EVENT OR CONDITION WHICH, IF ADVERSELY DETERMINED, WOULD HAVE A MATERIAL ADVERSE EFFECT. FOR SO LONG AS THE LOAN AGREEMENT HAS NOT TERMINATED, TIMELY DELIVERY BY BORROWER TO BANK ONE UNDER THE LOAN AGREEMENT OF NOTICE OF ANY OCCURRENCE OF ANY CIRCUMSTANCE SET FORTH IN Section 6.10 OF THE LOAN AGREEMENT SHALL CONSTITUTE COMPLIANCE WITH CLAUSE (I) OF THE PRECEDING SENTENCE. THEREAFTER DELIVERY BY BORROWER TO BANK ONE OF THE REQUISITE INFORMATION SHALL BE CONSIDERED TIMELY IF IT IS WITHIN THE PERIOD CONTEMPLATED BY THE LOAN AGREEMENT.

Performance of Certain Obligations.  BORROWER SHALL PERFORM AND OBSERVE IN ALL
----------------------------------
MATERIAL RESPECTS EACH OF THE PROVISIONS OF EACH PLEDGED AGENCY COMMITMENT AND EACH PLEDGED TAKE-OUT COMMITMENT ON ITS PART TO BE PERFORMED OR OBSERVED AND WILL CAUSE ALL THINGS TO BE DONE WHICH ARE NECESSARY TO HAVE EACH ITEM OF COLLATERAL ALLOCATED TO A PLEDGED AGENCY COMMITMENT OR A PLEDGED TAKE-OUT COMMITMENT COMPLY WITH THE REQUIREMENTS THEREOF.

Use of Proceeds; Margin Stock.  THE PROCEEDS OF THE ADVANCES SHALL BE USED BY
-----------------------------
BORROWER SOLELY FOR THE PURPOSE OF PAYING INDEBTEDNESS OUTSTANDING UNDER THE LOAN AGREEMENT AND FOR GENERAL CORPORATE PURPOSES OF BORROWER. NONE OF SUCH PROCEEDS SHALL BE USED FOR THE PURPOSE OF PURCHASING

OR CARRYING ANY "MARGIN STOCK" AS DEFINED IN REGULATION U OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, OR FOR THE PURPOSE OF REDUCING OR RETIRING ANY INDEBTEDNESS WHICH WAS ORIGINALLY INCURRED TO PURCHASE OR CARRY MARGIN STOCK OR FOR ANY OTHER PURPOSE WHICH MIGHT CONSTITUTE THIS TRANSACTION A "PURPOSE CREDIT" WITHIN THE MEANING OF SUCH REGULATION U. NEITHER BORROWER NOR ANY PERSON ACTING ON BEHALF OF BORROWER SHALL (I) TAKE ANY ACTION IN VIOLATION OF REGULATION U OR REGULATION X OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, (II) VIOLATE SECTION 7 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR ANY RULE OR REGULATION THEREUNDER, OR (III) ENGAGE IN ANY TRANSACTION WHICH IS SUBJECT TO THE SECURITIES CREDIT TRANSACTION REGULATIONS.

Notice of Default.  BORROWER SHALL FURNISH TO BANK ONE IMMEDIATELY UPON BECOMING
-----------------
AWARE OF THE EXISTENCE OF ANY DEFAULT OR EVENT OF DEFAULT, A WRITTEN NOTICE SPECIFYING THE NATURE AND PERIOD OF EXISTENCE THEREOF AND THE ACTION WHICH BORROWER IS TAKING OR PROPOSES TO TAKE WITH RESPECT THERETO.

Compliance with Loan Documents.  BORROWER SHALL PROMPTLY COMPLY WITH ANY AND ALL
------------------------------
COVENANTS AND PROVISIONS OF THIS AGREEMENT, THE NOTE AND THE OTHER LOAN
DOCUMENTS.

Compliance with Loan Agreement.  WHETHER OR NOT THE LOAN AGREEMENT HAS
------------------------------
TERMINATED, BORROWER SHALL COMPLY IN ALL MATERIAL RESPECTS WITH EACH OF THE COVENANTS SET FORTH IN Sections 6 AND 7 OF THE LOAN AGREEMENT.

       NEGATIVE COVENANTS.  BORROWER SHALL AT ALL TIMES COMPLY WITH THE
       ----------------------------------------------------------------
COVENANTS CONTAINED IN THIS SECTION, FROM THE DATE HEREOF AND FOR SO LONG AS ANY
--------------------------------------------------------------------------------
OBLIGATION IS OUTSTANDING.
--------------------------

Use of Proceeds.  BORROWER SHALL NOT PERMIT THE PROCEEDS OF THE ADVANCES TO BE
---------------
USED FOR ANY PURPOSE OTHER THAN THOSE PERMITTED BY Section 6.8. BORROWER SHALL NOT, DIRECTLY OR INDIRECTLY, USE ANY OF THE PROCEEDS OF THE ADVANCES FOR THE PURPOSE OF ENGAGING IN ANY TRANSACTION WHICH IS SUBJECT TO THE SECURITIES CREDIT TRANSACTION REGULATIONS.

Actions with Respect to Collateral.  BORROWER SHALL NOT:
----------------------------------

          COMPROMISE, EXTEND, RELEASE, OR ADJUST PAYMENTS ON ANY MORTGAGE LOAN INCLUDED IN THE COLLATERAL, ACCEPT A CONVEYANCE OF MORTGAGED PROPERTY IN FULL OR PARTIAL SATISFACTION OF ANY SUCH MORTGAGE LOAN, OR RELEASE ANY MORTGAGE SECURING ANY SUCH MORTGAGE LOAN;

          AGREE TO THE AMENDMENT OR TERMINATION OF ANY PLEDGED TAKE-OUT COMMITMENT OR TO THE SUBSTITUTION OF ANY TAKE-OUT COMMITMENT FOR A PLEDGED TAKE-OUT COMMITMENT WITHOUT THE CONSENT OF BANK ONE;

          TRANSFER, SELL, ASSIGN, OR DELIVER ANY COLLATERAL PLEDGED TO BANK ONE TO ANY PERSON OTHER THAN BANK ONE, EXCEPT IN ACCORDANCE WITH Sections 6 OR 7.

          GRANT, CREATE, INCUR, ASSUME, PERMIT OR SUFFER TO EXIST ANY LIEN UPON ANY COLLATERAL EXCEPT FOR (I) PERMITTED LIENS AND (II) SUCH NON-CONSENSUAL LIENS AS MAY BE DEEMED TO ARISE AS A MATTER OF LAW PURSUANT TO ANY PLEDGED AGENCY COMMITMENT OR ANY PLEDGED TAKE-OUT COMMITMENT.

Loan Agreement Covenants.  WHETHER OR NOT THE LOAN AGREEMENT HAS TERMINATED,
------------------------
BORROWER SHALL NOT FAIL TIMELY TO OBSERVE OR PERFORM ANY COVENANT OF BORROWER UNDER Sections 6 AND 7 OF THE LOAN AGREEMENT.

       EVENTS OF DEFAULT.
       ------------------

Nature of Event.  AN EVENT OF DEFAULT SHALL EXIST IF ANY ONE OR MORE OF THE
---------------
FOLLOWING OCCURS:

          BORROWER FAILS TO MAKE ANY PAYMENT OF PRINCIPAL OF OR INTEREST ON THE NOTE, OR PAYMENT OF ANY FEE, EXPENSE OR OTHER AMOUNT DUE HEREUNDER, UNDER THE NOTE OR UNDER ANY OTHER LOAN DOCUMENT, ON OR BEFORE THE DATE SUCH PAYMENT IS DUE;

          BORROWER FAILS TO OBSERVE OR PERFORM (I) ANY TERM, COVENANT OR AGREEMENT SET FORTH IN Sections 2.4. 3.4, 6.9. 7.1 OR 7.2 OR (II) ANY OTHER TERM, COVENANT OR AGREEMENT IN THIS AGREEMENT ON ITS PART TO BE PERFORMED OR OBSERVED IF THE FAILURE TO PERFORM OR OBSERVE SUCH OTHER TERM, COVENANT OR AGREEMENT SHALL REMAIN UNREMEDIED FOR TWENTY (20) DAYS AFTER WRITTEN NOTICE THEREOF SHALL HAVE BEEN GIVEN TO BORROWER BY BANK ONE;

          BORROWER FAILS TO OBSERVE OR PERFORM ANY OF THE COVENANTS OR AGREEMENTS CONTAINED IN ANY OTHER LOAN DOCUMENT, AND (UNLESS SUCH DEFAULT OTHERWISE CONSTITUTES A DEFAULT PURSUANT TO OTHER PROVISIONS OF THIS SECTION) SUCH DEFAULT CONTINUES UNREMEDIED BEYOND THE EXPIRATION OF ANY APPLICABLE GRACE PERIOD WHICH MAY BE EXPRESSLY ALLOWED UNDER SUCH OTHER LOAN DOCUMENT;

          ANY MATERIAL STATEMENT, WARRANTY OR REPRESENTATION BY OR ON BEHALF OF BORROWER CONTAINED IN THIS AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT OR ANY BORROWING REQUEST, OFFICER'S CERTIFICATE OR OTHER WRITING FURNISHED IN CONNECTION WITH THIS AGREEMENT, PROVES TO HAVE BEEN INCORRECT OR MISLEADING IN ANY MATERIAL RESPECT AS OF THE DATE MADE OR DEEMED MADE; OR

            (WHETHER OR NOT THE LOAN AGREEMENT HAS TERMINATED) ANY LOAN AGREEMENT EVENT OF DEFAULT OCCURS.

Default Remedies.  UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND PROVIDED THAT
----------------
SUCH EVENT OF DEFAULT HAS NOT PREVIOUSLY BEEN CURED BY BORROWER, BANK ONE MAY DECLARE THE ENTIRE PRINCIPAL OF AND ALL INTEREST ACCRUED ON THE NOTE TO BE, AND THE NOTE, TOGETHER WITH ALL OTHER OBLIGATIONS, SHALL THEREUPON BECOME, FORTHWITH DUE AND PAYABLE, WITHOUT ANY PRESENTIMENT, DEMAND, PROTEST, NOTICE OF PROTEST AND NONPAYMENT, NOTICE OF ACCELERATION OR OF INTENT TO ACCELERATE OR OTHER NOTICE OF ANY KIND, ALL OF WHICH HEREBY ARE EXPRESSLY WAIVED. NOTWITHSTANDING THE FOREGOING AND WHETHER OR NOT THE LOAN AGREEMENT HAS TERMINATED, IF A LOAN AGREEMENT EVENT OF DEFAULT SPECIFIED IN Section 8.1(f), (i), (h) OR (p) OF THE LOAN AGREEMENT OCCURS, THE NOTE AND ALL OTHER OBLIGATIONS SHALL BECOME AUTOMATICALLY AND IMMEDIATELY DUE AND PAYABLE, BOTH AS TO PRINCIPAL AND INTEREST, WITHOUT ANY ACTION BY BANK ONE AND WITHOUT PRESENTIMENT, DEMAND, PROTEST, NOTICE OF PROTEST AND NONPAYMENT, NOTICE OF ACCELERATION OR OF INTENT TO ACCELERATE, OR ANY OTHER NOTICE OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED, ANYTHING CONTAINED HEREIN OR IN THE NOTE TO THE CONTRARY NOTWITHSTANDING.

       CONCERNING BANK ONE.
       --------------------

Indemnification.
---------------

          Borrower will indemnify and hold harmless Bank One, Bank One's directors, officers, employees and each Person, if any, who is deemed to control Bank One (any and all of whom are referred to as the "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several (including all losses, claims, damages and liabilities resulting from the negligence, but not the gross negligence of such Indemnified Party, and including all legal fees or other expenses reasonably incurred by any Indemnified Party, and including all legal fees or other expenses reasonably incurred by any Indemnified Party in connection with the preparation for or defense of any pending or threatened claim, action or proceeding, whether or not resulting in any liability), to which such Indemnified Party may become subject (whether or not such Indemnified Party is a party thereto) under any applicable Federal, state or local law or otherwise caused by or arising out of, or allegedly caused by or arising out of, this agreement or any transaction contemplated hereby, including, without limitation, any liability or penalty arising out of any fact or circumstance which causes the representations and warranties set forth in Section 3.5 to be false or incorrect, excepting only losses, claims, damages or liabilities resulting from the gross negligence or willful misconduct or fraud of such Indemnified Party.

          PROMPTLY AFTER RECEIPT BY AN INDEMNIFIED PARTY OF NOTICE OF ANY CLAIM, ACTION OR PROCEEDING WITH RESPECT TO WHICH AN INDEMNIFIED PARTY IS ENTITLED TO INDEMNITY HEREUNDER, SUCH INDEMNIFIED PARTY WILL NOTIFY BORROWER OF SUCH CLAIM OR THE COMMENCEMENT OF SUCH ACTION OR PROCEEDING, PROVIDED THAT THE FAILURE OF AN INDEMNIFIED PARTY TO GIVE NOTICE AS PROVIDED HEREIN SHALL NOT RELIEVE BORROWER OF ITS OBLIGATIONS UNDER THIS SECTION WITH RESPECT TO SUCH INDEMNIFIED PARTY, EXCEPT TO THE EXTENT THAT BORROWER IS ACTUALLY PREJUDICED BY SUCH FAILURE. BORROWER WILL

     ASSUME THE DEFENSE OF SUCH CLAIM, ACTION OR PROCEEDING AND WILL EMPLOY COUNSEL REASONABLY SATISFACTORY TO THE INDEMNIFIED PARTY AND WILL PAY THE REASONABLE FEES AND EXPENSES OF SUCH COUNSEL. NOTWITHSTANDING THE PRECEDING SENTENCE, THE INDEMNIFIED PARTY WILL BE ENTITLED, AT THE EXPENSE OF BORROWER, TO EMPLOY COUNSEL SEPARATE FROM COUNSEL FOR BORROWER AND FOR ANY OTHER PARTY IN SUCH ACTION IF THE INDEMNIFIED PARTY REASONABLY DETERMINES THAT A CONFLICT OF INTEREST OR OTHER REASONABLE BASIS EXISTS WHICH MAKES REPRESENTATION BY COUNSEL CHOSEN BY BORROWER NOT ADVISABLE, PROVIDED THAT BORROWER SHALL NOT BE OBLIGATED TO PAY FOR THE FEES AND EXPENSES OF MORE THAN ONE COUNSEL FOR ALL INDEMNIFIED PARTIES IN RESPECT OF A PARTICULAR CONTROVERSY. IN THE EVENT AN INDEMNIFIED PARTY APPEARS AS A WITNESS IN ANY ACTION OR PROCEEDING BROUGHT AGAINST BORROWER OR ANY OF ITS SUBSIDIARIES (OR ANY OF ITS OFFICERS, DIRECTORS OR EMPLOYEES) IN WHICH AN INDEMNIFIED PARTY IS NOT NAMED AS A DEFENDANT, BORROWER AGREES TO REIMBURSE SUCH INDEMNIFIED PARTY FOR ALL REASONABLE EXPENSES INCURRED BY IT (INCLUDING REASONABLE FEES AND EXPENSES OF COUNSEL) IN CONNECTION WITH ITS APPEARING AS A WITNESS.

Limitation of Liability.  Neither Bank One nor the directors, officers, agents
-----------------------
or employees of Bank One shall be liable for any action taken or omitted to be taken by it or them under or in connection with this agreement, except for such actions taken or omitted to be taken as co gross negligence or wilful misconduct on the part of Bank One or its directors, officers, agents or employees. Without limiting the generality of the foregoing, Borrower hereby waives any right that it may have to claim or recover from bank one or its directors, officers, agents or employees any consequential, exemplary or punitive damages; provided, that the borrower is not hereby waiving any right that it may have to claim or recover any actual or direct damages from such parties.

       MISCELLANEOUS
       -------------

Notices.  ANY NOTICE OR REQUEST REQUIRED OR PERMITTED TO BE GIVEN UNDER OR IN
-------
CONNECTION WITH THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS (EXCEPT AS MAY OTHERWISE BE EXPRESSLY REQUIRED THEREIN) SHALL BE IN WRITING AND SHALL BE MAILED BY FIRST CLASS OR EXPRESS MAIL OR OVERNIGHT MESSENGER, POSTAGE PREPAID, OR SENT BY TELEX, TELEGRAM, TELECOPY OR OTHER SIMILAR FORM OF RAPID TRANSMISSION, CONFIRMED BY MAILING (BY FIRST CLASS OR EXPRESS MAIL, POSTAGE PREPAID) WRITTEN CONFIRMATION AT SUBSTANTIALLY THE SAME TIME AS SUCH RAPID TRANSMISSION, OR PERSONALLY DELIVERED TO AN OFFICER OF THE RECEIVING PARTY. ALL SUCH COMMUNICATIONS SHALL BE MAILED, SENT OR DELIVERED TO THE PARTIES HERETO AT THEIR RESPECTIVE ADDRESSES AS FOLLOWS:

     Borrower: NVR Mortgage Finance, Inc.
               7601 Lewinsville Road; Suite 302
               McLean, Virginia 22102
               Attention:  Mr. William J. Inman
               Telecopy: (703) 7612030

     Bank One: Bank One, Texas, National Association
               1717 Main Street, 4th Floor
               Dallas, Texas 75201
               Attention: Mr. Paul J. Lazusky
               Telecopy: (214) 290-2054

or at such other addresses or to such individuals or department's attention as any party may have furnished the other parties in writing. Any communication so addressed and mailed shall be deemed to be given when so mailed, sent or delivered, except that communications given pursuant to SECTIONS 2.4 and 6.9, Borrowing Requests and communications related thereto shall not be effective until actually received by Bank One or Borrower, as the case may be, any communication mailed by rust class mail shall be deemed to have been given on the third day following the day it is mailed, any communication sent by rapid transmission shall be deemed to be given when receipt of such transmission is confirmed, and any communication delivered in person shall be deemed to be given when receipted for by, or actually received by, an officer of Borrower or Bank One, as the case may be.

Amendments, Etc.  NO AMENDMENT OR WAIVER OF ANY PROVISION OF THIS AGREEMENT, THE
---------------
NOTE, OR ANY OTHER LOAN DOCUMENT, NOR CONSENT TO ANY DEPARTURE BY BORROWER OR BY BANK ONE THEREFROM, SHALL IN ANY EVENT BE EFFECTIVE UNLESS THE SAME SHALL BE IN WRITING AND SIGNED BY THE PARTY AGAINST WHOM ENFORCEMENT OF SUCH AMENDMENT, WAIVER OR CONSENT IS SOUGHT, AND ANY WAIVER OR CONSENT GIVEN SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH IT IS GIVEN.

Invalidity.  IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN
----------
THE NOTE, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL, FOR ANY REASON, BE HELD INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISION OF SUCH DOCUMENT.

Survival of Agreements.  ALL COVENANTS AND AGREEMENTS HEREIN AND IN ANY OTHER
----------------------
LOAN DOCUMENT NOT FULLY PERFORMED BEFORE THE DATE HEREOF OR THE DATE THEREOF, AND ALL REPRESENTATIONS AND WARRANTIES HEREIN OR THEREIN, SHALL SURVIVE UNTIL PAYMENT IN FULL OF THE OBLIGATIONS.

Renewal, Extension, or Rearrangement.  ALL PROVISIONS OF THIS AGREEMENT AND OF
------------------------------------
THE OTHER LOAN DOCUMENTS SHALL APPLY WITH EQUAL FORCE AND EFFECT TO EACH AND ALL PROMISSORY NOTES HEREAFTER EXECUTED WHICH IN WHOLE OR IN PART REPRESENT A RENEWAL, EXTENSION FOR ANY PERIOD, INCREASE OR REARRANGEMENT OF ANY PART OF THE OBLIGATIONS ORIGINALLY REPRESENTED BY THE NOTE OR OF ANY PART OF SUCH OTHER OBLIGATIONS.

Waivers.  NO COURSE OF DEALING ON THE PART OF BANK ONE, OR ANY OF ITS OFFICERS,
-------
EMPLOYEES, CONSULTANTS OR AGENTS, NOR ANY FAILURE OR DELAY BY BANK ONE WITH RESPECT TO EXERCISING ANY RIGHT, POWER OR

PRIVILEGE OF BANK ONE UNDER THE NOTE, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL OPERATE AS A WAIVER THEREOF, EXCEPT AS OTHERWISE PROVIDED IN Section 10.2.

Cumulative Rights.  THE RIGHTS AND REMEDIES OF BANK ONE UNDER THE NOTE, THIS
-----------------
AGREEMENT, AND ANY OTHER LOAN DOCUMENT SHALL BE CUMULATIVE, AND THE EXERCISE OR PARTIAL EXERCISE OF ANY SUCH RIGHT OR REMEDY SHALL NOT PRECLUDE THE EXERCISE OF ANY OTHER RIGHT OR REMEDY.

Construction.  This agreement, the note and each other loan document is a
------------
contract made under and shall be construed in accordance with and governed by the laws of the united states of America and the state of Texas, as such laws are now in effect, except as otherwise specified herein or therein, and, with respect to usury laws, of any, applicable to bank one and to the extent allowed thereby as such laws may be in effect which allow a higher maximum nonusurious interest rate than such laws now allow. Tex. Rev. Civ. Stat. Ann. Art. 5069, ch 15 (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to this agreement or the note.

Interest.  ANY PROVISIONS HEREIN, IN THE NOTE, OR IN ANY OTHER LOAN DOCUMENT, OR
--------
ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY OTHER AGREEMENT OR COMMITMENT, WHETHER WRITTEN OR ORAL, EXPRESSED OR IMPLIED, TO THE CONTRARY NOTWITHSTANDING, BANK ONE SHALL NOT IN ANY EVENT BE ENTITLED TO RECEIVE OR COLLECT, NOR SHALL OR MAY AMOUNTS RECEIVED HEREUNDER BE CREDITED, SO THAT BANK ONE SHALL BE PAID, AS INTEREST, A SUM GREATER THAN THE MAXIMUM AMOUNT PERMITTED BY APPLICABLE LAW TO BE CHARGED TO THE PERSON PRIMARILY OBLIGATED TO PAY THE NOTE AT THE TIME IN QUESTION. IF ANY CONSTRUCTION OF THIS AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT, OR ANY AND ALL OTHER PAPERS, AGREEMENTS OR COMMITMENTS INDICATE A DIFFERENT RIGHT GIVEN TO BANK ONE TO ASK FOR, DEMAND OR RECEIVE ANY LARGER SUM AS INTEREST, SUCH IS A MISTAKE IN CALCULATION OR WORDING WHICH THIS CLAUSE SHALL OVERRIDE AND CONTROL, IT BEING THE INTENTION OF THE PARTIES THAT THIS AGREEMENT, THE NOTE, AND ALL OTHER LOAN DOCUMENTS OR OTHER DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH SHALL IN ALL THINGS COMPLY WITH APPLICABLE LAW AND PROPER ADJUSTMENTS SHALL AUTOMATICALLY BE MADE ACCORDINGLY. IN THE EVENT THAT BANK ONE SHALL EVER RECEIVE, COLLECT OR APPLY AS INTEREST, ANY SUM IN EXCESS OF THE MAXIMUM NONUSURIOUS RATE PERMITTED BY APPLICABLE LAW (THE "Maximum Rate"), IF ANY, SUCH EXCESS AMOUNT SHALL BE APPLIED TO THE REDUCTION OF THE UNPAID PRINCIPAL BALANCE OF THE NOTE, AND IF THE SAME BE PAID IN FULL, ANY REMAINING EXCESS SHALL BE PAID TO BORROWER. IN DETERMINING WHETHER OR NOT THE INTEREST PAID OR PAYABLE, UNDER ANY SPECIFIC CONTINGENCY, EXCEEDS THE MAXIMUM RATE, IF ANY, BORROWER AND BANK ONE SHALL, TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW: (A) CHARACTERIZE ANY NONPRINCIPAL PAYMENT AS AN EXPENSE OR FEE RATHER THAN AS INTEREST, (B) EXCLUDE VOLUNTARY PREPAYMENTS AND THE EFFECTS THEREOF, AND (C) "SPREAD" THE TOTAL AMOUNT OF INTEREST THROUGHOUT THE ENTIRE TERM OF THE NOTE; PROVIDED THAT IF THE NOTE IS PAID AND PERFORMED IN FULL PRIOR TO THE END OF THE FULL CONTEMPLATED TERM HEREOF, AND IF THE INTEREST RECEIVED FOR THE ACTUAL PERIOD OF EXISTENCE THEREOF EXCEEDS THE MAXIMUM RATE, IF ANY, THE PERSON HOLDING THE NOTE SHALL REFUND TO BORROWER THE AMOUNT OF SUCH EXCESS.

     To the extent that Tex. Rev. Civ. Stat. Ann. art 50691.04, as amended (the "ACT"), is relevant to the holder of the Note for purposes of determining the Maximum Rate, each such holder elects to determine such applicable legal rate under the Act pursuant to the "indicated rate ceiling", from time to time in effect, as referred to and defined in article 1.04(a)(1) of the Act; subject, however, to the limitations on such applicable ceiling referred to and defined in article 1.04(b)(2) of the Act, and further subject to any right such holder may have subsequently, under applicable law, to change the method of determining the Maximum Rate.

Right of Offset.  BORROWER HEREBY GRANTS TO BANK ONE AND TO ANY ASSIGNEE OR
---------------
PARTICIPANT OF BANK ONE A RIGHT OF OFFSET, TO SECURE THE REPAYMENT OF THE OBLIGATIONS, UPON ANY AND ALL MONIES, SECURITIES OR OTHER PROPERTY OF BORROWER, AND THE PROCEEDS THEREFROM NOW OR HEREAFTER HELD OR RECEIVED BY OR IN TRANSIT TO SUCH PERSON, FROM OR FOR THE ACCOUNT OF BORROWER, WHETHER FOR SAFEKEEPING, CUSTODY, PLEDGE, TRANSMISSION, COLLECTION OR OTHERWISE, AND ALSO UPON ANY AND ALL DEPOSITS (GENERAL OR SPECIAL, TIME OR DEMAND, PROVISIONAL OR FINAL) AND CREDITS OF BORROWER, AND ANY AND ALL CLAIMS OF BORROWER AGAINST SUCH PERSON AT ANY TIME EXISTING. UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, SUCH PERSON IS HEREBY AUTHORIZED AT ANY TIME AND FROM TIME TO TIME, WITHOUT NOTICE TO BORROWER, TO OFFSET, APPROPRIATE, AND APPLY ANY AND ALL ITEMS HEREINABOVE REFERRED TO AGAINST TILE OBLIGATIONS. NOTWITHSTANDING ANYTHING IN THIS SECTION OR ELSEWHERE IN THIS AGREEMENT TO THE CONTRARY, NEITHER BANK ONE NOR ANY ASSIGNEE OR PARTICIPANT OF BANK ONE SHALL HAVE ANY RIGHT TO OFFSET, APPROPRIATE OR APPLY ANY ACCOUNTS OF BORROWER WHICH CONSIST OF ESCROWED FUNDS (EXCEPT AND TO THE EXTENT OF ANY BENEFICIAL INTEREST OF BORROWER IN SUCH ESCROWED FUNDS) ON DEPOSIT IN ACCOUNTS WHICH ACCOUNTS HAVE BEEN IDENTIFIED ON THE BOOKS AND RECORDS OF THE PERSON WITH WHOM SUCH ACCOUNTS ARE MAINTAINED AS CONTAINING ESCROWED FUNDS.

Successors and Assigns; Confidentiality.  ALL COVENANTS AND AGREEMENTS BY OR ON
---------------------------------------
BEHALF OF BORROWER IN THE NOTE, THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT SHALL BIND BORROWER'S SUCCESSORS AND ASSIGNS AND SHALL INURE TO THE BENEFIT OF BANK ONE AND ITS SUCCESSORS AND ASSIGNS. BORROWER SHALL NOT, HOWEVER, HAVE THE RIGHT TO ASSIGN ITS RIGHTS UNDER THIS AGREEMENT OR ANY INTEREST HEREIN, WITHOUT THE PRIOR WRITTEN CONSENT OF BANK ONE. BANK ONE MAY, IN CONNECTION WITH ANY ASSIGNMENT OR PARTICIPATION OR PROPOSED ASSIGNMENT OR PARTICIPATION BY BANK ONE, DISCLOSE TO THE ACTUAL OR PROPOSED ASSIGNEE OR PARTICIPANT ANY INFORMATION RELATING TO BORROWER FURNISHED TO BANK ONE BY OR ON BEHALF OF BORROWER; PROVIDED, THAT PRIOR TO ANY SUCH DISCLOSURE, THE ACTUAL OR PROPOSED ASSIGNEE OR PARTICIPANT SHALL AGREE TO PRESERVE THE CONFIDENTIALITY OF ANY INFORMATION RELATING TO BORROWER THAT HAS BEEN IDENTIFIED IN WRITING BY BORROWER TO BE CONFIDENTIAL.

Bank One Representations and Warranties.  BANK ONE REPRESENTS AND WARRANTS THAT
---------------------------------------
IT:

            IS A BANKING ASSOCIATION DULY ORGANIZED AND VALIDLY EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA;

            HAS THE POWER AND AUTHORITY TO OWN ITS PROPERTIES AND ASSETS AND TO TRANSACT THE BUSINESS IN WHICH IT IS ENGAGED;

          HAS THE POWER AND REQUISITE AUTHORITY TO EXECUTE, DELIVER AND PERFORM THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, AND IS DULY AUTHORIZED TO, AND HAS TAKEN ALL ACTION NECESSARY TO AUTHORIZE IT TO, EXECUTE, DELIVER AND PERFORM THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY AND WILL CONTINUE TO BE AUTHORIZED TO SO PERFORM; AND

          WILL CONTINUOUSLY MAINTAIN ALL COMPONENTS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AS AN OFFICIAL RECORD OF BANK ONE.

Consent to Jurisdiction.  BORROWER HEREBY AGREES THAT ANY ACTION OR PROCEEDING
-----------------------
UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE COMMENCED AGAINST IT IN ANY COURT OF COMPETENT JURISDICTION WITHIN THE STATE OF TEXAS, BY SERVICE OF PROCESS UPON BORROWER BY FIRST CLASS REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AT ITS ADDRESS LAST KNOWN TO BANK ONE. BORROWER AGREES THAT ANY SUCH SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AT THE OPTION OF BANK ONE; AND BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF BANK ONE TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR COURT.

Exhibits.  THE EXHIBITS ATTACHED TO THIS AGREEMENT ARE INCORPORATED HEREIN BE
--------
CONSIDERED A PART OF THIS AGREEMENT FOR THE PURPOSES STATED HEREIN, EXCEPT THAT IN THE EVENT OF ANY CONFLICT BETWEEN ANY OF THE PROVISIONS OF SUCH EXHIBITS AND THE PROVISIONS OF THIS AGREEMENT, THE PROVISIONS OF THIS AGREEMENT SHALL PREVAIL.

Titles.  ALL TITLES OR HEADINGS TO SECTIONS OR OTHER DIVISIONS OF THIS AGREEMENT
------
OR THE EXHIBITS HERETO ARE ONLY FOR THE CONVENIENCE OR THE PARTIES AND SHALL NOT BE CONSTRUED TO HAVE ANY EFFECT OR MEANING WITH RESPECT TO THE OTHER CONTENT OR SUCH ARTICLES, SECTIONS, SUBSECTIONS OR OTHER DIVISIONS, SUCH OTHER CONTENT BEING CONTROLLING AS TO THE AGREEMENT BETWEEN THE PARTIES HERETO.

Counterparts.  THIS AGREEMENT MAY BE EXECUTED IN TWO COUNTERPARTS, AND IT SHALL
------------
NOT BE NECESSARY THAT THE SIGNATURES OF EACH OF THE PARTIES HERETO BE CONTAINED ON ANY ONE COUNTERPART HEREOF; EACH COUNTERPART SHALL BE DEEMED AN ORIGINAL, BUT ALL COUNTERPARTS TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

Entire Agreement.  This note, this agreement, and the other loan documents
----------------
executed and delivered as of even date herewith represent the final agreement between the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties.

                    REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.

     EXECUTED as of the first date stated above.

BANK ONE, TEXAS N.A.,                           NVR MORTGAGE FINANCE, INC.,
  as Bank One                                   as Borrower


By __________________________________           By _____________________________
   Paul J. Lazusky, Vice President                 William J. Inman, President